UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23015

SEI Catholic Values Trust

________

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: February 29, 2024

Date of reporting period: February 29, 2024

Item 1. Reports to Stockholders

February 29, 2024

ANNUAL REPORT

SEI Catholic Values Trust

❯	Catholic Values Equity Fund

❯	Catholic Values Fixed Income Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management Discussion and Analysis of Fund Performance	5
Schedules of Investments	11
Statements of Assets and Liabilities	44
Statements of Operations	45
Statements of Changes in Net Assets	46
Financial Highlights	47
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	65
Trustees and Officers of the Trust	66
Disclosure of Fund Expenses	70
Review of the Liquidity Risk Management Program	71
Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements	72
Notice to Shareholders	76

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

February 29, 2024 (Unaudited)

To our Shareholders:

During the one-year reporting period ending February 29, 2024, global financial markets gyrated in response to concerns about central bank monetary policy, the strength of the global economy, and growing geopolitical tensions. Late in the period, global markets rallied in response to generally positive corporate results and investors’ hopes that the Federal Reserve (Fed) and other global monetary policy-makers would pivot to cutting interest rates as inflation subsided.

The Fed slowed the pace of its interest rate-hiking cycle over the first half of the reporting period as inflation cooled. The Fed raised the federal funds rate in three 0.25% increments between March and July 2023, to a range of 5.25% to 5.50%. However, the central bank left its benchmark rate unchanged for the remainder of the period, ending a rate-hiking cycle that had begun in March 2022. Minutes from the Fed’s meeting on January 30-31, 2024, released in late February, revealed that most Federal Open Market Committee (FOMC) members expressed concerns about reducing rates too soon at the risk of reigniting inflation. “Most participants noted the risks of moving too quickly to ease the stance of [monetary] policy and emphasized the importance of carefully assessing incoming data in judging whether inflation is moving down sustainably to 2 percent.” On a more dovish note, several meeting participants “pointed to downside risks to the economy associated with maintaining an overly restrictive stance for too long. In discussing risk-management considerations that could bear on the policy outlook, [meeting] participants remarked that while the risks to achieving the Committee’s employment and inflation goals were moving into better balance, they remained highly attentive to inflation risks.”

The U.S. Department of Labor reported that the U.S. consumer-price index (CPI) advanced 3.1% year-over-year in January 2024—down from the annual increase of 5.0% at the beginning of the reporting period in March 2023. Transportation and housing costs were the largest contributors to the upturn in the CPI over the 12-month period, while prices for energy services (electricity and utility gas services) declined. The 3.9% rolling 12-month rise in core inflation, as measured by the CPI for all items less food and energy, was unchanged from the year-over-year upturn in December—the smallest annual increase since August 2021.

Geopolitical Events

The geopolitical news during the reporting period was dominated by the ongoing Russia-Ukraine war, and later, escalating tensions in the Middle East. Russia’s invasion of Ukraine marked its two-year anniversary on February 24, 2024, with little hope for a resolution in the near term.

Long-simmering tensions in the Middle East escalated to war following a surprise attack on Israel by Hamas in early October 2023. In addition to the casualties resulting from Hamas’ initial incursion into Israel, the militant group and some of its allies abducted more than 200 soldiers and civilians. A one-week ceasefire in the military conflict between Israel and Hamas expired on November 30, 2023, after the two sides could not reach an agreement on an extension. The truce had led to several hostage and prisoner exchanges between Israel and Hamas. Each side blamed the other for the failure to extend the ceasefire, and fighting resumed following the expiration of the truce.

In late January 2024, the U.S. and U.K. (with support from Australia, Bahrain, Canada, and the Netherlands) conducted airstrikes on several targets in Yemen. The military action was in response to Houthi rebel attacks on commercial shipping in the Red Sea off the coast of Yemen. The Houthi movement is an Iran-backed militant group that seized Sanaa, Yemen’s capital, in 2014. The group has attacked U.S. military bases in Iraq and Syria, as well as numerous commercial ships in the Red Sea, forcing international shipping companies to reroute their vessels around the Cape of Good Hope in South Africa, putting upward pressure on freight costs. In late January 2024, an Iran-backed militia group conducted a drone attack at a U.S. military base in Jordan, killing three U.S. troops. In late February, the coalition struck 18 Houthi military targets in Yemen.

Economic Performance

According to the second estimate from the Department of Commerce, U.S. gross domestic product (GDP) grew at an annualized rate of 3.2% in the fourth quarter of 2023, slightly lower than the initial estimate of 3.3% and down from the 4.9% rise in the third quarter. The U.S. economy expanded by 2.5% for the 2023 calendar year, topping 2022’s 1.9% annual rise, bolstered mainly by increases in consumer spending—which comprises more than two-thirds of U.S. GDP—and nonresidential fixed investment (purchases of both nonresidential structures and equipment

SEI Catholic Values Trust

LETTER TO SHAREHOLDERS (Continued)

February 29, 2024 (Unaudited)

and software). The largest contributors to GDP growth for the fourth quarter included consumer spending, exports, state and local government spending, and nonresidential fixed investment. The government attributed the lower economic growth rate in the fourth quarter relative to the previous three-month period primarily to slowdowns in private inventory investment (a measure of the changes in values of inventories from one time period to the next) and federal government spending.

It appears that the U.K. economy slipped into recession—defined as two consecutive quarters of negative GDP growth—at the end of 2023. The Office for National Statistics (ONS) reported that U.K. GDP fell 0.2% over the fourth quarter of 2023, following a 0.1% dip during the third quarter. However, GDP was up 0.1% year-over-year versus the fourth quarter of 2022. According to Eurostat’s second estimate, eurozone GDP was flat in the fourth quarter of 2023, a slight uptick from the 0.1% decline in the third quarter, but increased 0.5% for the 2023 calendar year. The economies of Slovenia, Portugal, and Cyprus were the strongest performers for the fourth quarter, expanding 1.1%, 0.8% and 0.8%, respectively. Conversely, Ireland’s GDP fell 0.7%, while the economies of Estonia, Romania, and Finland each contracted by 0.4% during the quarter.

Inflation in the U.K. and the eurozone slowed considerably over the reporting period. The ONS reported that consumer prices in the U.K., as measured by the Consumer Prices Index (CPI) advanced 4.0% year-over-year in January 2024 (the most recent data available), down sharply from the 10.1% annual increase in January 2023. Core inflation, which excludes volatile food prices, rose at an annual rate of 5.1% in December 2023—a decline from the 6.3% year-over-year upturn in December 2022. Eurostat pegged the inflation rate for the eurozone at 2.9% for the 12-month period ending in December, significantly lower than the 9.2% annual increase in December 2022. Core inflation rose at an annual rate of 3.4% in December 2023, down from the 6.2% year-over-year increase in December 2022.

Market Developments

Global equity markets, as measured by the MSCI ACWI ex U.S. Index, gained 23.2% over the reporting period despite numerous bouts of volatility. North America was the top-performing region among the developed markets for the reporting period due mainly to strength in the U.S., while the Nordic countries benefited largely from a strong rally in Denmark. The Pacific ex Japan region posted a relatively small positive return and was the most notable laggard among developed markets over the period, attributable mainly to substantial weakness in Hong Kong. The top performers among emerging markets included Eastern Europe (particularly Poland, Hungary, and Greece) and Latin America (mainly Peru and Colombia), which achieved double-digit gains for the reporting period. Conversely, the Far East region posted a negative return and was the primary laggard among the emerging markets for the period, attributable mainly to notable weakness in China.

Global fixed-income assets, as represented by the Bloomberg Global Aggregate Bond Index, returned 3.1% for the reporting period. Global high-yield bonds outperformed their investment-grade corporate and government counterparts. In the U.S., high-yield bonds ended the period with substantial gains, outperforming investment-grade corporate bonds, U.S. Treasurys, and mortgage-backed securities (MBS). The U.S. Treasury yield curve remained inverted during the period, as yields on shorter-term bonds exceeded those on longer-dated securities. The yield on the 10-year U.S. Treasury note moved higher for most of the reporting period, crossing 5% in overnight trading on late October—its highest level since July 2007. The 10-year yield subsequently dropped to a low of 3.79% in late December 2023, then rebounded to end the reporting period at 4.25%—up 0.33% year-over-year (bond prices move inversely to interest rates). Yields rose in the shortest and longest segments of the Treasury curve over the period, but decreased modestly for maturities between one and three years. Yields on 2- and 3-year Treasury notes dipped 0.17% and 0.08%, respectively, during the period, while the yield on the 5-year note was up 0.8%. The yield spread between 10- and 2-year notes narrowed from -1.11% to -0.39% over the period.

Global commodity prices, as measured by the Bloomberg Commodity Total Return Index, fell 3.9% in U.S. dollar terms during the reporting period. Prices for West Texas Intermediate crude oil and Brent crude moved modestly higher over the period as ongoing geopolitical tensions in the Middle East spurred investors’ worries about a disruption in oil exports. The gold price ended the period in positive territory as the U.S. dollar weakened (gold prices generally move inversely to the U.S. dollar) and the Fed slowed and subsequently paused its rate-hiking cycle. The New York Mercantile Exchange (NYMEX) natural gas price fell over the reporting period due to an increase in inventories and falling demand due to above-average temperatures in the U.S. for much of the winter of 2023-2024. Wheat prices

SEI Catholic Values Trust

declined during the reporting period, hampered by Russia’s shipments of large quantities of cheaply priced grain. The downturn more than offset a rebound in the wheat price in the fourth quarter of 2023, due mainly to a reduction in exports from Ukraine due to the nation’s ongoing conflict with Russia.

Our View

We still expect more subdued economic growth in the U.S. in 2024, perhaps deteriorating into a stagnant/mildly recessionary environment along the lines currently seen in the U.K. and much of Europe. While interest rates may no longer be rising, they remain high and are starting to bite harder. Households have smaller savings cushions to draw upon to sustain spending in excess of their incomes. Credit-card usage is up sharply and, as a result, delinquency rates are climbing. The situation is not yet critical or indicative of recession, but households will be more heavily reliant on a continued robust jobs market and strong wage growth in the months ahead. The good news is that the job market is still tight. However, there are signs of weakness cropping up.

Until January 2024, the U.S. inflation rate had decelerated more quickly than we had expected. The U.S. led the global acceleration of inflation in 2021 and 2022; in 2023, it led the way down. Both the U.S. and the eurozone have enjoyed a decline in inflation back toward the 2% level, measured on a year-over year basis, though the CPI reading in the U.S. came in higher than expected in January 2024. The U.K. and France have been lagging in terms of inflation levels, but, nonetheless, have registered a rather sharp slowdown from their inflation-rate peaks.

While stock indexes fared notably well in 2023, it is important to note that many widely followed indexes are capitalization-weighted and, therefore, the largest stocks have a disproportionate effect on performance. This was certainly the case in 2023, as the “Magnificent Seven” mega-cap tech stocks (Apple, Microsoft, Google parent Alphabet, Amazon.com, Nvidia, Meta, and Tesla) drove the bulk of the gains.

At the beginning of 2024, investors anticipated continued equity market dominance from the Magnificent Seven, double-digit corporate earnings growth, massive interest-rate cuts from the Fed, and inflation remaining subdued. It appears that fewer stocks included in the Magnificent Seven are having a significant impact on the U.S. equity market; shares of three of the mega-cap tech companies declined during the first two months of 2024. Furthermore, the most recent inflation data—a greater-than-expected 3.1% rise in the U.S. CP in January 2024—have dampened investors’ hopes for Fed rate cuts in the near term.

Unlike the stock market, the U.S. bond market’s rally in 2023 was broad, driven by a pivot in central bank policy that saw an end to interest-rate hikes. Despite the upturn in the bond market last year (and falling yields, as bond prices and yields move inversely), as well as bumpy performance in the first two months of 2024, we think that yields will likely remain more attractive than they have been in decades. This is good news for income-seeking investors.

Sincerely,

James Smigiel

Chief Investment Officer

SEI Catholic Values Trust

LETTER TO SHAREHOLDERS (Concluded)

February 29, 2024 (Unaudited)

Index Definitions

The Bloomberg Commodity Total Return Index comprises futures contracts and tracks the performance of a fully collateralized investment in the index. This combines the returns of the index with the returns on cash collateral invested in 13-week (three-month) U.S. Treasury bills.

The Bloomberg U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

The MSCI ACWI ex U.S. Index tracks the performance of the large- and mid-cap segments of the U.S. equity market. The index’s 624 constituents comprise approximately 85% of the free float-adjusted (i.e., including only shares that are available for public trading) market capitalization in the U.S.

The Russell 1000 Index tracks the performance of 1000 of the largest U.S. equity securities based on market capitalization. The index is a subset of the Russell 3000 Index, which comprises the 3,000 largest U.S. companies, and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell 1000 Growth Index tracks the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with relatively higher price-to-book ratios and lower expected growth values.

The Russell 1000 Value Index tracks the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

The Russell 2000 Index tracks the performance of the small-cap segment of the U S. equity market. The index is a subset of the Russell 3000 Index, which comprises the 3,000 largest U.S. companies, and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index tracks the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

SEI Catholic Values Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 29, 2024 (Unaudited)

Catholic Values Equity Fund

I. Objective

The Catholic Values Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of February 29, 2024: Brandywine Global Investment Management, LLC (Brandywine); Copeland Capital Management, LLC (Copeland); Fred Alger Management, LLC (Alger); Jupiter Asset Management Ltd. (Jupiter); Lazard Asset Management LLC (Lazard); Leeward Investments, LLC (Leeward); and Parametric Portfolio Associates LLC (Parametric). During the fiscal year, Jupiter was added to the Fund, while Allspring Global Investments, LLC and Coho Partners, Ltd. were removed.

III. Returns

For the one-year period ending February 29, 2024, the Fund’s F class shares returned 21.08%. The Fund’s blended benchmark—the Russell 3000 Index (80%) and the MSCI ACWI ex-U.S. Index (20%) — returned 25.26%.

IV. Performance Discussion

During the reporting period, U.S. large-cap stocks, as measured by the Russell 1000 Index, garnered positive returns. In particular, U.S. large-cap growth stocks, as represented by the Russell 1000 Growth Index, delivered outsized gains, though U.S. large-cap value stocks, as measured by the Russell 1000 Value Index, recorded moderately positive performance for the period. U.S. small-cap stocks, as represented by the Russell 2000 Index, and non-U.S. stocks, as measured by the MSCI ACWI ex U.S. Index, also recorded positive returns, though not to the same magnitude as that of U.S. large-cap stocks. Global equity markets generally began the 12-month reporting period on a positive note, with optimism around artificial intelligence (AI), along with stronger-than-expected corporate earnings and economic data helping to offset investors’ concerns regarding economic recession risks and higher interest rates. About halfway through the reporting period, stubbornly high inflation and hawkish messaging from the Federal Reserve (Fed) led to worries that interest rates would stay higher for longer, which weighed on equity markets. In late October 2023, however, the Fed pivoted to a more dovish tone, signaling that further interest-rate hikes likely would no longer be needed. This monetary policy stance, along with relatively strong consumer data and corporate earnings, spurred a strong market rally during the remainder of the reporting period.

In the U.S., growth stocks outperformed their value counterparts. This was attributable in part to the previously noted optimism around AI-related stocks and the likely end of interest-rate hikes. However, the primary driver of the upturn in U.S, large-cap stocks was the significant outperformance of the “Magnificent Seven” mega-cap growth stocks. During the reporting period, this group represented, on average, nearly 25% of the broad U.S. stock market capitalization. Outside of the U.S., growth stocks and value stocks generally recorded similar performance for the period.

From a sector perspective, information technology and communication services led the market due to the outperformance of mega-cap technology and social media stocks, as well as those related to AI. The consumer discretionary sector also outperformed as improving macroeconomic data helped to quell investors’ concerns about the potential for a recession. Conversely, diminishing worries about a potential recession led to underperformance for traditionally defensive sectors such as consumer staples and utilities.

The Fund posted a positive return during the reporting period, but lagged the Fund’s blended benchmark. The Fund’s underweight allocation to mega-cap stocks and overweight to small caps served as a meaningful headwind to performance given the outperformance of large- and mega-cap stocks relative to small caps. The Fund’s value tilt also detracted from relative performance due to the outperformance of growth stocks. From a sector perspective, the largest headwind was the Fund’s underweight to the information technology sector. Conversely, the Fund’s underweight to the health care and real estate sectors contributed positively to relative performance for the reporting period.

Among the Fund’s managers, Leeward was the weakest performer for the reporting period due to its overweight allocation to value stocks, and underweight to the information technology sector, and the general underperformance of smaller-cap stocks relative to the broader global equity markets. Brandywine’s underperformance for the period was attributable to a meaningful overweight allocation to value stocks, and an underweight to the information technology sector. Copeland’s small/mid-cap strategy lagged the Fund’s benchmark due to its underweight to the most expensive stocks in the market, as well as the general

SEI Catholic Values Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 29, 2024 (Unaudited)

Catholic Values Equity Fund (Concluded)

underperformance of small- and mid-cap stocks over the period. Lazard underperformed versus the benchmark due to unfavorable stock selection in the financials, consumer discretionary, and communication services sectors, along with the general underperformance of non-U.S. stocks during the period.

In contrast, Alger was the Fund’s strongest-performing manager as its overweight allocation to relatively higher-growth and higher-momentum stocks served as a significant tailwind. Alger’s overweight to the information technology sector, as well as favorable stock selection in the information technology, communication services, and health care sectors, also contributed to the outperformance. Copeland’s large-cap strategy slightly outperformed due to positive stock selection in the materials, energy, and health care sectors. Parametric, which provided the Fund with exposure to the Russell 1000 Index, performed in line with the index after an adjustment to screen out companies that do not meet the Fund’s environmental, social, and governance (ESG) requirements.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

The MSCI ACWI ex U.S. Index is a market capitalization-weighted index that tracks the performance of over 2,000 companies, and is representative of the market structure of 48 developed and emerging-market countries in North and South America, Europe, Africa, and the Pacific Rim.

AVERAGE ANNUAL TOTAL RETURN[1]
	One-Year Return	Three-Year Return	Five-Year Return	Annualized Inception to Date
Class F	21.08%	6.76%	10.69%	9.02%
Class Y	21.04%	6.84%	10.79%	9.16%
Russell 3000 Index	28.60%	9.90%	13.94%	12.04%
80/20 Russell 3000 Index & MSCI ACWI ex U.S. Index	25.26%	8.21%	12.25%	10.49%

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class F, versus the Russell 3000 Index and 80/20 Russell 3000 Index & MSCI ACWI ex U.S. Index

[1]

For the year ended 2/29/2024. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y shares were offered beginning 5/29/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class Y, versus the Russell 3000 Index and 80/20 Russell 3000 Index & MSCI ACWI ex U.S. Index

[1]

For the year ended 2/29/2024. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/29/2015 and Class F shares were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 29, 2024 (Unaudited)

Catholic Values Fixed Income Fund

I. Objective

The Catholic Values Fixed Income Fund (the Fund) seeks a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of February 29, 2024: Income Research & Management (IRM); Western Asset Management Company, LLC (Western); and Western Asset Management Company Limited. There were no manager changes during the period.

III. Returns

For the one-year period ending February 29, 2024, the Fund’s F class shares returned 2.77%. The Fund’s benchmark—the Bloomberg U.S. Aggregate Bond Index, which tracks the performance of U.S. securities in Treasury, government-related, corporate and securitized sectors—returned 3.33%.

IV. Performance Discussion

The Federal Reserve (Fed) continued to tighten monetary policy during the first half of the reporting period, but paused in July 2023, following its eleventh interest-rate hike since March 2022, leaving the federal-funds rate at a range of 5.25-5.50% for the remainder of the period. During the fourth quarter of 2023, bond yields declined, reversing the rise in yields during the third quarter of 2023. Throughout 2023, yields moved higher due to increased U.S. Treasury supply and weakening overseas demand for the securities, and persistent inflation. In November and December 2023, Treasury yields rallied on the Fed’s dovish pivot, with the 10-year U.S. Treasury yield ending the calendar year at 3.88%, essentially where it began after peaking at slightly above 5.00% in intraday trading in late October. U.S. Treasury yields ratcheted higher during the final two months of the reporting period on a more hawkish tone by the Fed and an uptick in the month-over-month U.S. inflation rate.

Agency mortgage-backed securities (MBS) comprised the only spread sector to underperform the overall U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, for the reporting period. The Fed’s monetary policy tightening and continued interest-rate volatility weighed on the sector. Yield spreads on investment- grade corporate bonds tightened further as fundamentals remained strong and issuance was met with solid demand given the high yields. Asset-backed securities (ABS) outperformed the overall market as well, with consumers remaining resilient in the face of elevated inflation as rising wages supported spending.

The 2-year U.S. Treasury yield decreased by 17 basis points (0.17%) to 4.64% over the reporting period, while the yield on 10-year Treasury rose 30 basis points to 4.25%; the 30-year Treasury yields rose 37 basis points to 4.30%. This resulted in a less inverted yield curve. During the final months of the reporting period, yields reversed the steepening bias, with the front end of the yield curve pricing out Fed rate cuts and rising further than short-term yields.

The Fund’s overweight to corporate credit enhanced performance for the reporting period. Security selection within the financials and industrials sectors contributed to Fund performance, while security selection within utilities was a detractor. The Fund’s holdings in the energy sector benefited from the rise in oil prices over the reporting period. The Fund’s positions in large money center banks performed well as investors continued to view these companies favorably given their strong balance sheets and the excess liquidity in the financial system. An overweight to ABS contributed to Fund performance given the strength of the U.S. consumer. Security selection within agency MBS and an overweight to agency commercial mortgage-backed securities (CMBS) enhanced Fund performance during the reporting period. Security selection within higher-quality CMBS tranches also benefited performance. The Fund’s allocation to non-agency MBS had a positive impact on performance for the period as fundamentals in the U.S. housing market remained strong. The Fund’s yield-curve positioning bolstered performance due to an overweight allocation to 30-year Treasurys. The allocation to non-U.S. dollar currencies was a modest detractor from performance as the greenback appreciated during the period. The allocation to the Canadian dollar had a modestly positive impact on Fund performance, while a long position in the Australian dollar weighed on performance

Among the Fund’s managers, IRM outperformed the benchmark Bloomberg U.S. Aggregate Bond Index for the reporting period, benefiting from both an overweight position and security selection within the financial sector. IRM’s slightly underweight position and poor security selection in the industrials sector detracted from Fund performance. An overweight allocation to utilities bolstered Fund performance, while security selection in

SEI Catholic Values Trust

the sector had a negative impact. An overweight to ABS and security selection in high-quality CMBS contributed positively to Fund performance for the period. Western underperformed for the period as security selection within CMBS detracted, along with an allocation to utilities and municipal bonds. Western benefited from security selection within the corporate sector, particularly within financials and industrials. The manager’s long duration position detracted from performance for the reporting period.

Regarding the use of derivatives during the reporting period, the Fund employed U.S. Treasury futures, Secured Overnight Financing Rate (SOFR) futures, and to-be-announced (TBA) forward contracts in an effort to efficiently manage duration, yield-curve and market exposures (TBA securities comprise contracts to buy or sell mortgage-backed securities on a specific date).

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. securities in the Treasury, government-related, corporate, and securitized sectors.

AVERAGE ANNUAL TOTAL RETURN[1]
	One-Year Return	Three-Year Return	Five-Year Return	Annualized Inception to Date
Class F	2.77%	-3.57%	0.40%	1.11%
Class Y	2.75%	-3.53%	0.46%	1.25%
Bloomberg U.S. Aggregate Bond Index	3.33%	-3.16%	0.56%	1.05%

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class F, versus the Bloomberg U.S. Aggregate Bond Index

1

For the year ended 2/29/2024. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y shares were offered beginning 5/29/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class Y, versus the Bloomberg U.S. Aggregate Bond Index

1

For the year ended 2/29/2024. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/29/2015 and Class F shares were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in

SEI Catholic Values Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 29, 2024 (Unaudited)

Catholic Values Fixed Income Fund (Concluded)

fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Equity Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.5%

Communication Services — 7.3%
Alphabet Inc, Cl A *	10,632	$1,472
Alphabet Inc, Cl C *	24,600	3,439
AT&T Inc	60,883	1,031
Cable One Inc	159	72
Charter Communications Inc, Cl A *	128	38
Cogent Communications Holdings Inc	1,022	83
Comcast Corp, Cl A	14,311	613
Electronic Arts Inc	3,208	447
Fox Corp	2,882	82
IAC *	443	25
Interpublic Group of Cos Inc/The	4,252	134
ITV PLC	1,798,410	1,273
Liberty Media -Liberty Formula One, Cl C *	1,082	79
Liberty Media -Liberty Live, Cl C *	690	27
Liberty Media -Liberty SiriusXM *	2,161	63
Madison Square Garden Sports C *	191	36
Match Group *	514	19
Meta Platforms, Cl A	8,313	4,074
Netflix Inc *	1,697	1,023
New York Times Co/The, Cl A	2,073	92
News	6,196	167
Nexstar Media Group Inc, Cl A	8,041	1,336
Omnicom Group Inc	911	81
Paramount Global, Cl A	2,056	43
Paramount Global, Cl B	2,018	22
Pinterest Inc, Cl A *	5,993	220
Scout24 AG	17,453	1,269
Shutterstock	560	27
Spotify Technology SA *	2,274	583
Take-Two Interactive Software Inc *	1	—
TEGNA	5,058	71
Telefonica Brasil	26,800	294
Tencent Holdings Ltd	13,500	478
TKO Group Holdings, Cl A	1,782	149
T-Mobile US Inc	11,233	1,834

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Toei Animation Co Ltd	1,300	$161
Trade Desk Inc, Cl A *	825	70
TripAdvisor Inc *	1,860	50
Universal Music Group	12,959	391
Verizon Communications Inc	25,510	1,021
Walt Disney Co/The	23,104	2,578
WPP	162,418	1,453
ZoomInfo Technologies, Cl A *	2,140	36

		26,456
Consumer Discretionary — 9.7%
ADT Inc	5,625	41
Advance Auto Parts Inc	623	42
Airbnb, Cl A *	1,045	165
Amazon.com Inc *	28,151	4,976
American Eagle Outfitters Inc	16,752	398
Aptiv PLC *	636	51
Aramark	2,596	79
Autoliv	1,309	152
AutoNation *	266	40
AutoZone Inc *	44	132
Bath & Body Works	2,927	134
Best Buy Co Inc	976	79
Birkenstock Holding *	1,446	72
Booking Holdings Inc *	269	933
BorgWarner Inc	537	17
BRP	4,398	290
Brunswick Corp	1,228	107
Burberry Group	53,534	870
Burlington Stores Inc *	404	83
Capri Holdings *	1,728	80
CarMax Inc *	744	59
Carnival Corp *	4,654	74
Carter's Inc	1,053	85
Cheesecake Factory Inc/The	2,627	93
Chipotle Mexican Grill Inc, Cl A *	81	218
Choice Hotels International	641	72
Columbia Sportswear Co	602	50
Continental AG	4,785	384
Coupang, Cl A *	3,716	69
Crocs *	590	72
Darden Restaurants Inc	375	64
Deckers Outdoor Corp *	571	511
Dick's Sporting Goods Inc	1,799	320
Dollarama Inc	4,949	383
DoorDash, Cl A *	31	4
Dorman Products *	812	76
DR Horton Inc	286	43
eBay Inc	5,427	257
Etsy Inc *	427	31
Expedia Group *	485	66
Fila Holdings	3,344	96
Five Below Inc *	501	101

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Floor & Decor Holdings Inc, Cl A *	1,447	$175
Ford Motor Co	4,403	55
GameStop, Cl A *	2,112	30
Gap Inc/The	4,895	93
Garmin Ltd	814	112
General Motors Co	31,836	1,305
Gentex	9,742	356
Genuine Parts	393	59
Goodyear Tire & Rubber Co/The *	5,890	70
Grand Canyon Education *	215	29
H&R Block Inc	2,629	129
Harley-Davidson	6,355	230
Hasbro Inc	526	26
Hilton Worldwide Holdings Inc	2,280	466
Home Depot Inc/The	6,276	2,389
Hyatt Hotels Corp, Cl A	774	119
Industria de Diseno Textil SA	35,350	1,569
Kohl's Corp	21,983	613
Lear Corp	411	56
Leggett & Platt	3,003	61
Lithia Motors, Cl A	418	125
LKQ	1,209	63
Lowe's Cos Inc	4,275	1,029
Lucid Group *	11,073	37
lululemon athletica Inc *	285	133
Macy's Inc	595	10
Magna International Inc	12,236	674
Marriott International Inc/MD, Cl A	679	170
Marriott Vacations Worldwide	483	45
Mattel Inc *	910	18
McDonald's Corp	368	108
MercadoLibre Inc *	664	1,059
MGM Resorts International *	2,405	104
Mister Car Wash *	6,801	56
Mohawk Industries Inc *	721	85
Murphy USA	644	269
NIKE Inc, Cl B	4,189	435
Nikon	11,800	117
Nordstrom Inc	1,516	32
Norwegian Cruise Line Holdings Ltd *	2,379	46
NVR *	23	175
Ollie's Bargain Outlet Holdings *	1,782	143
O'Reilly Automotive Inc *	141	153
Oxford Industries	1,191	121
Peloton Interactive Inc, Cl A *	1,049	5
Penske Automotive Group	933	143
Petco Health & Wellness, Cl A *	6,097	16
Phinia	107	4
Planet Fitness, Cl A *	917	57
Polaris Inc	549	51
Pool Corp	3,309	1,317
PulteGroup Inc	48	5

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PVH Corp	1,066	$146
Ralph Lauren, Cl A	847	157
Ross Stores Inc	15,582	2,321
Royal Caribbean Cruises Ltd *	765	94
Service Corp International/US	1,305	95
Shimano Inc	2,400	334
Starbucks Corp	9,660	917
Steven Madden	2,716	116
Swatch Group AG	254	60
Tapestry	2,532	120
Tempur Sealy International	2,754	150
Tesla Inc *	4,361	880
Texas Roadhouse, Cl A	566	85
TJX Cos Inc/The	5,133	509
TopBuild *	268	108
Topgolf Callaway Brands *	2,933	42
Tractor Supply Co	1,428	363
Travel + Leisure	1,185	53
Ulta Beauty Inc *	893	490
Under Armour, Cl A *	4,708	42
Urban Outfitters Inc *	2,117	88
Vail Resorts Inc	213	49
Valvoline Inc *	2,446	104
VF Corp	1,652	27
Victoria's Secret *	3,430	98
Wendy's Co/The	2,626	48
Whirlpool	461	49
Williams-Sonoma Inc	555	131
Wingstop Inc	789	277
Wyndham Hotels & Resorts Inc	874	67
YETI Holdings Inc *	1,751	72
Yum! Brands Inc	560	77

		34,785
Consumer Staples — 6.9%
Archer-Daniels-Midland Co	1,290	68
Brown-Forman Corp, Cl B	1,103	66
Bunge Global	963	91
Campbell Soup Co	5,858	250
Casey's General Stores Inc	4,991	1,520
Clorox Co/The	495	76
Coca-Cola Co/The	19,406	1,165
Colgate-Palmolive Co	7,124	616
Conagra Brands Inc	45,001	1,264
Constellation Brands Inc, Cl A	3,138	780
Costco Wholesale Corp	2,137	1,590
Coty Inc, Cl A *	5,378	67
Danone	22,831	1,458
Darling Ingredients *	1,535	65
Diageo PLC	36,258	1,358
Dollar General Corp	5,925	861
Dollar Tree Inc *	565	83
Estee Lauder, Cl A	422	63

SEI Catholic Values Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Flowers Foods Inc	2,694	$60
General Mills Inc	7,218	463
Hain Celestial Group Inc/The *	2,713	27
Hershey Co/The	1,957	368
Hormel Foods Corp	2,233	79
Ingredion Inc	6,376	750
Inter Parfums	1	—
JM Smucker Co/The	5,753	691
Kellogg Co	3,231	178
Keurig Dr Pepper Inc	1,806	54
Kimberly-Clark Corp	2,896	351
Kraft Heinz Co/The	1,549	55
Kroger Co/The	26,965	1,338
Lamb Weston Holdings Inc	1,288	132
Lancaster Colony	634	131
LG Household & Health Care	3,915	938
McCormick & Co Inc/MD	1,882	130
MGP Ingredients	213	18
Mondelez International Inc, Cl A	12,727	930
Olaplex Holdings *	17,269	32
PepsiCo Inc	6,225	1,029
Performance Food Group *	132	10
Pernod Ricard SA	7,569	1,266
Pigeon Corp	4,200	43
Sysco Corp	10,064	815
Target Corp	1,620	248
TreeHouse Foods Inc *	2,188	78
Tyson Foods Inc, Cl A	8,486	460
Unilever PLC	29,486	1,444
US Foods Holding Corp *	13,632	692
Walgreens Boots Alliance Inc	28,358	603
Walmart	1,977	116
WK Kellogg	807	12

		24,982
Energy — 4.1%
Antero Midstream	5,338	72
Antero Resources Corp *	3,254	84
Baker Hughes Co, Cl A	22,837	676
BP	62,631	365
BP PLC ADR	29,443	1,030
Canadian Natural Resources Ltd	19,655	1,370
ChampionX	1,745	54
Cheniere Energy Inc	2,503	388
Chesapeake Energy	749	62
Chevron Corp	13,000	1,976
Chord Energy	419	68
Civitas Resources	2,159	148
ConocoPhillips	8,365	941
Coterra Energy	2,108	54
Devon Energy Corp	6,524	287
Diamondback Energy Inc	8,304	1,516
EOG Resources Inc	6,401	733

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
EQT Corp	6,571	$244
Exxon Mobil Corp	6,446	674
Halliburton Co	4,010	141
Hess Corp	1,868	272
HF Sinclair	1,178	65
Kinder Morgan Inc/DE	19,664	342
Marathon Oil Corp	2,359	57
Marathon Petroleum Corp	2,427	411
New Fortress Energy, Cl A	2,147	76
Occidental Petroleum Corp	1,070	65
ONEOK Inc	2,578	194
Ovintiv	1,218	60
Phillips 66	680	97
Pioneer Natural Resources Co	2,995	704
Range Resources Corp	2,464	78
Schlumberger Ltd	4,621	223
Shell	6,417	202
Shell PLC ADR	6,492	408
Southwestern Energy Co *	15,313	107
TechnipFMC	4,011	87
Texas Pacific Land	71	112
Valero Energy Corp	1,795	254
Williams Inc	4,821	173

		14,870
Financials — 15.4%
Affiliated Managers Group Inc	631	99
Aflac Inc	1,184	96
AGNC Investment Corp ‡	2,829	27
AIA Group Ltd	138,600	1,126
AIB Group	122,736	569
Allfunds Group PLC	8,950	64
Allstate Corp/The	3,384	540
Ally Financial Inc	2,235	83
American Express Co	2,128	467
Ameriprise Financial Inc	2,593	1,056
Annaly Capital Management ‡	3,097	59
Aon PLC, Cl A	2,132	674
Apollo Global Management	658	74
Arch Capital Group *	2,300	201
Ares Management, Cl A	1,251	166
Arthur J Gallagher	588	143
Assurant	485	88
Assured Guaranty Ltd	1,974	181
Axis Capital Holdings	1,754	110
Banco do Brasil SA	102,900	1,201
Bank of America Corp	46,998	1,622
Bank of New York Mellon Corp/The	6,146	345
Bank OZK	9,680	424
Barclays PLC	733,152	1,525
Berkshire Hathaway Inc, Cl B *	5,435	2,225
BlackRock Inc, Cl A	860	698
Blackstone	1,004	128

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Block, Cl A *	934	$74
BOK Financial Corp	794	67
Brighthouse Financial Inc *	1,395	65
Brown & Brown	1,634	138
Capital One Financial Corp	657	90
Carlyle Group	1,855	85
Charles Schwab Corp/The	8,887	593
Chimera Investment Corp ‡	7,819	34
Chubb Ltd	1,561	393
Cincinnati Financial	726	83
Citigroup Inc	41,337	2,294
Citizens Financial Group Inc	14,083	442
City Holding	679	68
CME Group Inc, Cl A	2,621	578
CNA Financial Corp	184	8
Cohen & Steers Inc	792	58
Columbia Banking System	2,761	50
Comerica Inc	724	36
Commerce Bancshares Inc/MO	1,315	68
Credit Acceptance Corp *	209	116
Cullen/Frost Bankers Inc	599	65
Discover Financial Services	6,650	803
East West Bancorp Inc	1,870	136
Equitable Holdings Inc	4,036	138
Euronet Worldwide *	554	61
Evercore Inc, Cl A	786	147
Everest Re Group Ltd	248	91
Eversource Energy	5,900	346
FactSet Research Systems Inc	1,748	809
Fidelity National Financial	1,791	91
Fidelity National Information Services Inc	613	42
Fifth Third Bancorp	1,877	64
First American Financial	1,122	66
First Citizens BancShares, Cl A	16	25
First Hawaiian Inc	1,924	40
First Horizon National Corp	10,810	152
First Interstate BancSystem, Cl A	2,479	65
Fiserv Inc *	689	103
FleetCor Technologies Inc *	370	103
FNB Corp	33,393	445
Franklin Resources Inc	1,707	47
Gjensidige Forsikring	4,629	73
Global Payments Inc	12,170	1,578
Globe Life	1,091	138
Goldman Sachs Group Inc/The	270	105
Hamilton Lane, Cl A	801	92
Hanover Insurance Group	687	90
Hartford Financial Services Group Inc/The	4,339	416
HDFC Bank Ltd ADR	5,126	274
Home BancShares Inc/AR	2,656	62
Houlihan Lokey, Cl A	658	85
Huntington Bancshares Inc/OH	11,006	144

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Independent Bank	1,149	$60
Intercontinental Exchange Inc	804	111
Invesco Ltd	3,179	49
Jack Henry & Associates Inc	408	71
Janus Henderson Group PLC	2,562	80
Jefferies Financial Group	2,802	117
JPMorgan Chase & Co	11,669	2,171
KeyCorp	3,317	47
Kinsale Capital Group	3,878	2,002
KKR & Co Inc, Cl A	2,511	247
Lincoln National Corp	1,943	53
London Stock Exchange Group PLC	1,038	117
LPL Financial Holdings	709	190
LVMH Moet Hennessy Louis Vuitton	2,068	1,886
M&T Bank Corp	1,119	156
MarketAxess Holdings Inc	311	66
Marsh & McLennan Cos Inc	4,729	957
Mastercard Inc, Cl A	677	321
MetLife Inc	4,026	281
MGIC Investment Corp	7,078	141
Moody's Corp	2,034	772
Morgan Stanley	20,904	1,799
Morningstar Inc	253	76
MSCI Inc, Cl A	1,904	1,068
Nasdaq Inc	1,761	99
National Bank Holdings, Cl A	2,089	71
NCR Atleos *	916	20
New York Community Bancorp	16,482	79
NMI Holdings, Cl A *	2,141	64
Northern Trust Corp	2,012	165
NU Holdings, Cl A *	8,157	90
Old National Bancorp	5,074	83
Old Republic International	2,551	74
OneMain Holdings Inc, Cl A	1,860	88
Partners Group Holding AG	614	885
PayPal Holdings Inc *	4,618	279
Pinnacle Financial Partners	2,549	211
PNC Financial Services Group Inc/The	2,121	312
Popular Inc	8,265	692
Primerica	683	168
Principal Financial Group Inc	1,152	93
Progressive Corp/The	5,075	962
Prosperity Bancshares Inc	1,900	119
Prudential Financial Inc	5,745	626
Raymond James Financial Inc	1,360	164
Regions Financial Corp	5,506	103
Reinsurance Group of America	1	—
RenaissanceRe Holdings	345	78
Rithm Capital ‡	6,833	74
Rocket Inc, Cl A *	6,200	78
S&P Global Inc	3,343	1,432
SLM Corp	12,309	256

SEI Catholic Values Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SoFi Technologies *	7,540	$68
Standard Chartered	19,735	167
Starwood Property Trust ‡	4,020	82
State Street Corp	10,717	790
Stifel Financial	1,841	140
Synchrony Financial	2,944	122
Synovus Financial Corp	5,299	201
T Rowe Price Group Inc	674	76
TPG, Cl A	2,239	99
Tradeweb Markets, Cl A	874	92
Travelers Cos Inc/The	433	96
Truist Financial Corp	2,659	93
Univest Financial Corp	3,376	68
Unum Group	3,649	180
US Bancorp	8,898	373
UWM Holdings	11,185	71
Valley National Bancorp	7,913	65
Virtu Financial Inc, Cl A	3,660	66
Visa Inc, Cl A	14,423	4,077
W R Berkley	1,406	118
Webster Financial Corp	5,867	279
Western Alliance Bancorp	2,780	160
Western Union Co	8,954	120
WEX Inc *	324	71
White Mountains Insurance Group	78	138
Willis Towers Watson PLC	1,893	516
Wintrust Financial Corp	1,614	155
XP, Cl A	28,710	679
Zions Bancorp NA	1,209	48

		55,640
Health Care — 10.5%
Acadia Healthcare Co Inc *	4,280	357
agilon health *	753	5
Align Technology Inc *	210	63
Alnylam Pharmaceuticals Inc *	1,376	208
Amedisys Inc *	685	64
AmerisourceBergen Corp, Cl A	3,458	815
Apellis Pharmaceuticals *	1,267	78
Avantor Inc *	19,635	484
Azenta *	9,220	601
Baxter International Inc	11,232	460
Boston Scientific Corp *	15,011	994
Cardinal Health Inc	3,870	433
Certara *	1,816	31
Chemed Corp	1,244	779
Coloplast, Cl B	7,648	1,017
CVS Health Corp	26,983	2,007
DENTSPLY SIRONA Inc	5,715	187
DexCom Inc *	5,879	676
Doximity, Cl A *	19	1
Edwards Lifesciences Corp *	8,452	717
Elanco Animal Health Inc *	48,080	764

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Elevance Health	1,813	$909
Encompass Health Corp	4,007	298
Enovis *	1,056	63
Ensign Group Inc/The	582	73
Envista Holdings Corp *	2,745	57
Exact Sciences Corp *	2,022	116
Exelixis Inc *	13,403	294
Fortrea Holdings *	513	19
Globus Medical Inc, Cl A *	2,130	115
Henry Schein Inc *	2,467	189
Hologic Inc *	1,306	96
Hoya	9,900	1,289
Humana Inc	345	121
ICON PLC *	2,556	819
ICU Medical Inc *	171	19
IDEXX Laboratories Inc *	1,427	821
Incyte Corp *	7,222	421
Insulet Corp *	385	63
Integra LifeSciences Holdings Corp *	1,163	43
Intuitive Surgical Inc *	2,584	996
Ionis Pharmaceuticals Inc *	1,566	71
IQVIA Holdings Inc *	3,034	750
Jazz Pharmaceuticals PLC *	7,319	870
Koninklijke Philips *	37,918	760
Koninklijke Philips NV *	45,450	910
Laboratory Corp of America Holdings	513	111
LeMaitre Vascular	2,009	141
M3	9,600	138
Masimo Corp *	645	83
McKesson Corp	2,480	1,293
Medpace Holdings Inc *	238	95
Medtronic PLC	20,584	1,716
Mettler-Toledo International Inc *	640	798
Molina Healthcare Inc *	1	—
Natera *	6,182	535
Neurocrine Biosciences Inc *	4,676	610
Novocure Ltd *	1,591	24
Penumbra Inc *	330	77
Premier Inc, Cl A	12,059	252
Prestige Consumer Healthcare *	16,138	1,123
Quest Diagnostics Inc	2,735	342
QuidelOrtho *	738	34
Repligen Corp *	2,688	521
ResMed Inc	2,818	490
Royalty Pharma PLC, Cl A	12,435	377
Sotera Health *	14,036	211
STERIS PLC	6,400	1,491
Stevanato Group	2,450	81
Stryker Corp	2,405	839
Tandem Diabetes Care Inc *	159	4
Teladoc Health Inc *	293	4
Teleflex Inc	1,029	229

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TransMedics Group *	4,957	$404
United Therapeutics Corp *	2,281	515
US Physical Therapy Inc	80	8
Vaxcyte *	1,194	88
Veeva Systems Inc, Cl A *	1,171	264
Waters Corp *	2,039	688
West Pharmaceutical Services Inc	1,809	648
Zimmer Biomet Holdings Inc	5,327	662
Zoetis Inc, Cl A	9,779	1,939

		37,758
Industrials — 12.9%
ABM Industries Inc	2,652	110
Acuity Brands	561	141
AECOM	1,218	108
AerCap Holdings NV *	15,761	1,216
AGCO Corp	675	74
Air Lease Corp, Cl A	6,874	276
Alaska Air Group Inc *	2,479	93
Allegion PLC	536	69
Allison Transmission Holdings Inc	2,275	171
American Airlines Group Inc *	4,404	69
AMETEK Inc	3,249	585
AO Smith Corp	943	78
AP Moller - Maersk, Cl B	783	1,108
Armstrong World Industries Inc	1,080	130
Assa Abloy AB, Cl B	45,170	1,290
Automatic Data Processing Inc	7,280	1,828
AutoStore Holdings *	26,907	43
Avis Budget Group	323	35
AZEK, Cl A *	2,408	116
Booz Allen Hamilton Holding, Cl A	1,232	182
Broadridge Financial Solutions Inc	381	78
CACI International, Cl A *	373	140
Carlisle	402	141
Carrier Global	2,640	147
Caterpillar Inc	256	86
Ceridian HCM Holding *	1,194	83
CH Robinson Worldwide Inc	994	74
ChargePoint Holdings *	7,231	15
Chart Industries Inc *	994	142
Cintas Corp	215	135
Clarivate PLC *	9,578	69
CNH Industrial	58,813	703
Computershare	12,046	203
Concentrix Corp	404	29
Copart Inc *	3,236	172
Core & Main, Cl A *	1,847	88
CSX Corp	4,524	172
Cummins Inc	1,667	448
Deere & Co	1,975	721
Delta Air Lines Inc	15,680	663
Diploma PLC	8,463	370

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Donaldson Co Inc	397	$28
Dover Corp	1,366	226
Eaton Corp PLC	3,964	1,146
EMCOR Group	908	285
Emerson Electric Co	1,607	172
Enerpac Tool Group, Cl A	25,912	873
EnPro Industries	1,183	184
ExlService Holdings *	5,410	168
Expeditors International of Washington Inc	896	107
Experian	34,554	1,480
Fastenal Co	1,128	82
FedEx Corp	2,248	560
Ferguson	409	86
Flowserve Corp	1,306	55
Fortive Corp	627	53
Fortune Brands Home & Security	945	77
FTI Consulting Inc *	918	190
Gates Industrial Corp PLC *	5,238	77
Generac Holdings *	427	48
Genpact Ltd	21,598	734
GFL Environmental	29,646	1,070
Graco Inc	401	37
Harsco *	86,138	677
Hayward Holdings *	5,405	80
HEICO Corp	12	2
Hertz Global Holdings *	6,414	50
Hexcel Corp	889	66
Howmet Aerospace	2,891	192
Hubbell Inc, Cl B	100	38
Huron Consulting Group *	270	27
IDEX	425	100
Illinois Tool Works Inc	3,263	855
Ingersoll Rand Inc	1,197	109
Insperity	1,029	105
ITT	1,117	141
JB Hunt Transport Services Inc	477	98
Johnson Controls International PLC	9,066	537
Kirby Corp *	2,029	178
Knight-Swift Transportation Holdings Inc, Cl A	1,117	63
Korn Ferry	1,643	105
Landstar System Inc	336	64
Legrand SA	13,342	1,350
Lennox International Inc	194	91
LG	2,526	178
Lincoln Electric Holdings	809	208
Lyft, Cl A *	1,618	26
ManpowerGroup Inc	944	68
Masco Corp	1,109	85
Masonite International *	628	82
MasTec *	834	63
MDU Resources Group Inc	2,166	47

SEI Catholic Values Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mercury Systems *	1,569	$47
Middleby *	535	81
MSA Safety Inc	401	74
MSC Industrial Direct Co Inc, Cl A	5,596	565
Nordson Corp	843	224
Norfolk Southern Corp	420	106
nVent Electric PLC	2,436	164
Old Dominion Freight Line	1,601	708
Oshkosh Corp	1,137	126
Otis Worldwide Corp	9,970	950
Owens Corning	790	118
PACCAR Inc	1,156	128
Parker-Hannifin Corp	356	191
Paychex Inc	550	67
Paycom Software Inc	217	40
Paycor HCM *	2,683	57
Paylocity Holding Corp *	467	79
Pentair PLC	1,364	106
Quanta Services	191	46
RB Global	1,099	83
Regal Beloit Corp	733	126
RELX PLC	41,092	1,798
Republic Services Inc, Cl A	700	129
Robert Half International Inc	1,607	129
Rockwell Automation Inc	1,053	300
Rollins Inc	2,023	89
Ryder System Inc	2,375	271
Saia *	191	110
Schneider National Inc, Cl B	2,470	58
Science Applications International	1,200	168
Sensata Technologies Holding PLC	6,719	231
Signify	53,197	1,427
SiteOne Landscape Supply *	487	82
SMS Co Ltd	24,300	430
Snap-on Inc	657	181
Societe BIC	942	68
Southwest Airlines Co	1,122	38
Standex International	1,404	243
Stanley Black & Decker Inc	4,972	444
Sunrun Inc *	439	5
Tetra Tech Inc	1,268	225
Timken Co/The	1,209	102
Toro Co/The	721	67
Toromont Industries Ltd	5,172	475
Trane Technologies PLC	3,126	881
TransDigm Group Inc	333	392
TransUnion	974	76
Trex Inc *	956	88
Uber Technologies Inc *	1,349	107
UniFirst	449	76
Union Pacific Corp	3,457	877
United Airlines Holdings Inc *	1,164	53

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United Parcel Service Inc, Cl B	5,859	$869
United Rentals Inc	308	214
Valmont Industries Inc	292	62
Verisk Analytics Inc, Cl A	474	115
Vestis	1,298	24
Waste Connections	8,623	1,435
Waste Management Inc	3,911	804
Watsco Inc	331	130
WESCO International Inc	964	144
Westinghouse Air Brake Technologies Corp	2,694	381
WillScot Mobile Mini Holdings *	3,052	146
Wolters Kluwer	5,498	868
Woodward Inc	800	113
WW Grainger Inc	873	850
Xylem Inc/NY	5,273	670

		46,355
Information Technology — 23.0%
Accenture PLC, Cl A	5,970	2,237
Adobe Inc *	2,572	1,441
Advanced Micro Devices Inc *	10,905	2,100
Akamai Technologies Inc *	5,807	644
Allegro MicroSystems *	1,597	50
Alteryx, Cl A *	1,413	68
Amdocs Ltd	872	80
Amphenol Corp, Cl A	1,822	199
Analog Devices Inc	326	63
ANSYS Inc *	247	83
Apple Inc	50,767	9,176
Applied Materials Inc	5,360	1,081
Arista Networks Inc *	3,205	890
Arrow Electronics Inc *	1,030	121
ASML Holding NV	2,251	2,120
Aspen Technology *	322	62
Atlassian, Cl A *	1	—
Autodesk Inc *	334	86
Avnet Inc	1,907	89
Belden	657	56
Bentley Systems, Cl B	2,299	118
Broadcom Inc	2,959	3,848
Brother Industries	27,000	453
Cadence Design Systems Inc *	832	253
CDW Corp	3,695	910
Check Point Software Technologies Ltd *	7,699	1,235
Ciena Corp *	1,878	107
Cirrus Logic Inc *	1,236	113
Cisco Systems Inc	19,204	929
Cloudflare, Cl A *	666	66
Cognex Corp	6,582	260
Cognizant Technology Solutions Corp, Cl A	869	69
Coherent *	2,594	154
Confluent, Cl A *	550	19
Datadog, Cl A *	1,075	141

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DocuSign Inc, Cl A *	497	$26
Dolby Laboratories Inc, Cl A	1,050	85
Dropbox Inc, Cl A *	2,225	53
DXC Technology Co *	2,083	46
Elastic NV *	642	86
Enphase Energy Inc *	500	64
Entegris	553	74
F5 Networks Inc *	506	95
Fair Isaac *	42	53
First Solar Inc *	733	113
Fortinet *	1,010	70
Gartner *	205	95
Gen Digital	2,665	57
GLOBALFOUNDRIES *	1,155	63
Globant SA *	146	33
GoDaddy Inc, Cl A *	6,990	798
Guidewire Software *	1,075	128
Halma	2,400	70
Harmonic *	9,616	126
Hewlett Packard Enterprise Co	41,813	637
Hexagon, Cl B	36,106	423
HP Inc	23,918	678
HubSpot Inc *	83	51
Intel Corp	13,342	574
International Business Machines Corp	678	125
Intuit Inc	4,062	2,693
IPG Photonics Corp *	692	60
Jabil Inc	593	85
Juniper Networks Inc	15,906	589
Keyence	100	47
Keysight Technologies Inc *	2,282	352
KLA Corp	445	304
Kulicke & Soffa Industries	1,690	80
Kyndryl Holdings *	13,827	304
Lam Research Corp	1,066	1,000
Largan Precision	3,000	246
Lattice Semiconductor Corp *	677	52
Littelfuse Inc	331	79
Lotes	3,000	97
Lumentum Holdings *	1,071	52
Manhattan Associates *	64	16
Marvell Technology	11,348	813
Micron Technology Inc	16,638	1,508
Microsoft Corp	32,892	13,605
MKS Instruments Inc	668	82
MongoDB Inc, Cl A *	261	117
Monolithic Power Systems Inc	659	475
Motorola Solutions Inc	3,797	1,255
National Bank of Canada	17,662	1,379
nCino *	762	23
NCR Corp *	1,832	27
NetApp Inc	1,531	136

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nokia	426,148	$1,503
Nutanix Inc, Cl A *	3,455	218
NVIDIA Corp	10,159	8,037
Okta Inc, Cl A *	276	30
ON Semiconductor Corp *	675	53
Oracle Corp	3,681	411
Palo Alto Networks *	1	—
Power Integrations Inc	800	57
PTC Inc *	1	—
QUALCOMM Inc	6,941	1,095
RingCentral Inc, Cl A *	199	7
Roper Technologies Inc	137	75
salesforce.com Inc *	4,299	1,328
Samsung Electronics Co Ltd	28,151	1,552
SAP SE	9,775	1,829
ServiceNow Inc *	277	214
Silicon Laboratories *	508	70
Skyworks Solutions Inc	606	64
Smartsheet Inc, Cl A *	1,379	58
Snowflake, Cl A *	867	163
Splunk Inc *	489	76
Synopsys Inc *	73	42
Taiwan Semiconductor Manufacturing Co Ltd ADR	20,795	2,676
TD SYNNEX	404	42
Teledyne Technologies Inc *	157	67
Teradata Corp *	1,199	45
Teradyne Inc	2,868	297
Texas Instruments Inc	3,813	638
Trimble Inc *	1,500	92
Twilio Inc, Cl A *	463	28
Tyler Technologies *	237	104
Ubiquiti	331	39
UiPath, Cl A *	4,862	115
Unity Software *	585	17
Universal Display Corp	2,260	394
VeriSign Inc *	2,996	585
ViaSat Inc *	2,518	49
Viavi Solutions *	6,176	59
Vontier Corp	9,773	420
Western Digital Corp *	2,446	145
Wolfspeed *	341	9
Workday Inc, Cl A *	1,592	469
Zebra Technologies, Cl A *	677	189
Zoom Video Communications, Cl A *	186	13
Zscaler Inc *	487	118

		82,912
Materials — 3.7%
Air Products and Chemicals Inc	2,804	656
Albemarle	467	64
Alcoa Corp	4,724	129
Amcor PLC	8,591	78

SEI Catholic Values Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Anglo American PLC	16,944	$365
AptarGroup Inc	1,090	153
Arcadium Lithium *	45,410	249
Ardagh Metal Packaging	19,120	63
Avery Dennison Corp	548	119
Axalta Coating Systems Ltd *	19,933	652
Ball Corp	927	59
Berry Global Group Inc	1,072	62
Cabot Corp	1,164	99
Celanese, Cl A	707	107
CF Industries Holdings Inc	2,717	219
Chemours	3,046	60
Cleveland-Cliffs *	4,585	95
Covestro AG *	14,389	783
Crown Holdings Inc	5,279	404
Dow Inc	975	54
DuPont de Nemours Inc	9,451	654
Eastman Chemical Co	4,713	414
Ecolab Inc	466	105
Element Solutions	5,641	133
FMC Corp	11,270	636
Freeport-McMoRan Inc	5,276	199
Graphic Packaging Holding	4,953	129
Huntsman Corp	4,477	115
Ingevity *	1,326	61
Innospec	1,185	147
International Flavors & Fragrances Inc	737	56
International Paper Co	1,238	44
Linde	168	75
Louisiana-Pacific	1,691	125
LyondellBasell Industries NV, Cl A	607	61
Martin Marietta Materials	1,672	966
Mosaic Co/The	2,498	78
NewMarket Corp	145	93
Newmont Corp	14,973	468
Nucor Corp	870	167
O-I Glass Inc, Cl I *	8,446	143
Packaging Corp of America	472	86
PPG Industries Inc	510	72
Quaker Chemical Corp	241	48
Reliance Steel & Aluminum Co	4,765	1,531
Rio Tinto	5,521	445
Royal Gold Inc	466	48
Scotts Miracle-Gro	796	52
Sealed Air	1,831	64
Sherwin-Williams Co/The	3,062	1,017
Sonoco Products Co	903	51
SSR Mining	5,467	23
Steel Dynamics Inc	1,777	238
United States Steel Corp	4,118	195
Vulcan Materials Co	363	96

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Westrock Co	1,448	$66

		13,371
Real Estate — 2.1%
Alexandria Real Estate Equities Inc ‡	322	40
American Homes 4 Rent, Cl A ‡	2,436	90
American Tower Corp ‡	3,377	672
Americold Realty Trust ‡	1,965	50
AvalonBay Communities Inc ‡	909	161
Boston Properties Inc ‡	2,949	191
Brixmor Property Group ‡	4,961	112
CBRE Group Inc, Cl A *	5,245	482
Corporate Office Properties Trust ‡	3,768	91
CoStar Group Inc *	712	62
Cousins Properties ‡	2,645	60
Crown Castle Inc ‡	4,114	452
CubeSmart ‡	1,472	64
Digital Realty Trust Inc ‡	437	64
EastGroup Properties ‡	635	112
Equinix Inc ‡	1,139	1,012
Equity LifeStyle Properties ‡	1,548	104
Equity Residential ‡	780	47
Essex Property Trust Inc ‡	187	43
Extra Space Storage Inc ‡	1,179	166
Federal Realty Investment Trust ‡	402	41
First Industrial Realty Trust ‡	1,196	63
Healthpeak Properties Inc ‡	3,935	66
Highwoods Properties ‡	2,287	56
Host Hotels & Resorts Inc ‡	9,310	193
Howard Hughes Holdings *	411	31
Iron Mountain Inc ‡	1,533	121
Jones Lang LaSalle Inc *	410	78
Kilroy Realty Corp ‡	811	31
Kimco Realty Corp ‡	2,506	50
Lamar Advertising, Cl A ‡	862	95
Mid-America Apartment Communities ‡	482	61
National Retail Properties Inc ‡	993	40
Newmark Group, Cl A ‡	11,057	119
Park Hotels & Resorts	5,035	84
Prologis Inc ‡	6,809	908
Public Storage ‡	298	85
Rayonier ‡	2,788	96
Realty Income Corp ‡	1,634	85
Regency Centers Corp ‡	826	51
Rexford Industrial Realty ‡	1,192	61
SBA Communications Corp, Cl A ‡	1,053	220
Simon Property Group Inc ‡	566	84
STAG Industrial ‡	3,653	136
Swire Pacific, Cl A	14,500	120
Terreno Realty ‡	1,746	112
UDR Inc ‡	2,288	81
Ventas Inc ‡	1,890	80
Vornado Realty Trust Co ‡	765	20

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Welltower Inc ‡	1,829	$169
Weyerhaeuser Co ‡	2,954	102
Zillow Group, Cl C *	1,894	106

		7,720
Utilities — 1.9%
AES Corp/The	4,013	61
Alliant Energy Corp	1,828	87
Ameren Corp	786	56
American Electric Power Co Inc	1,847	157
American Water Works Co Inc	2,358	279
Atmos Energy Corp	534	60
Avangrid Inc	2,174	68
Brookfield Infrastructure, Cl A	1,361	45
Brookfield Renewable, Cl A	3,044	72
CenterPoint Energy Inc	3,540	97
Clearway Energy, Cl C	2,159	47
CMS Energy Corp	5,948	341
Consolidated Edison Inc	3,038	265
Dominion Energy Inc	1,583	76
DTE Energy Co	931	101
Duke Energy Corp	2,448	225
Edison International	7,451	507
Entergy Corp	595	60
Essential Utilities Inc	1,211	42
Evergy Inc	833	41
Exelon Corp	15,856	568
FirstEnergy Corp	9,890	362
IDACORP, Cl Rights	994	88
National Fuel Gas	1,319	64
NextEra Energy Inc	11,697	646
NiSource Inc	1,440	38
NRG Energy Inc	15,179	840
OGE Energy	2,708	89
Pinnacle West Capital Corp	566	39
PPL Corp	23,068	608
Public Service Enterprise Group Inc	1,010	63
Sempra Energy	932	66

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Spire	978	$58
UGI Corp	1,904	47
Vistra Energy Corp	2,937	160
WEC Energy Group Inc	737	58
Xcel Energy Inc	6,735	355

		6,836
Total Common Stock
(Cost $249,132) ($ Thousands)		351,685

PREFERRED STOCK — 0.5%

Consumer Discretionary — 0.1%
Volkswagen (A)	2,540	344

Consumer Staples — 0.4%
Henkel & KGaA (A)	19,311	1,454

Total Preferred Stock
(Cost $1,869) ($ Thousands)		1,798

	Number of Rights
RIGHTS — 0.0%
United States — 0.0%
Abiomed Inc *‡‡	297	–
Total Rights
(Cost $—) ($ Thousands)		–

	Shares
CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Institutional Class
5.140%**†	4,022,043	4,022
Total Cash Equivalent
(Cost $4,022) ($ Thousands)		4,022
Total Investments in Securities — 99.1%
(Cost $255,023) ($ Thousands)		$357,505

A list of the open futures contracts held by the Fund at February 29, 2024 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation(Thousands)
Long Contracts
Russell 2000 Index E-MINI	9	Mar-2024	$886	$926	$40
S&P 500 Index E-MINI	13	Mar-2024	3,067	3,317	250
			$3,953	$4,243	$290

Percentages are based on Net Assets of $360,783 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of February 29, 2024.

SEI Catholic Values Trust

†	Investment in Affiliated Security (see Note 5).
‡	Real Estate Investment Trust.
(A)	No interest rate available.
‡‡	Expiration date not available.

ADR — American Depositary Receipt
Cl — Class
Ltd. — Limited
MSCI — Morgan Stanley Capital International
NASDAQ – National Association of Securities Dealers and Automated Quotations
PLC — Public Limited Company
S&P— Standard & Poor's

The following is a summary of the level of inputs used as of February 29, 2024, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)		Level 3 ($)	Total ($)
Common Stock	351,685	–		–	351,685
Preferred Stock	1,798	–		–	1,798
Rights	–	–	^	–	–
Cash Equivalent	4,022	–		–	4,022
Total Investments in Securities	357,505	–		–	357,505

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	290	–	–	290
Total Other Financial Instruments	290	–	–	290

^	Security valued at zero.

*	Futures contracts are valued at the unrealized appreciation on the instrument.

The following is a summary of the Fund’s transactions with affiliates for the year ended February 29, 2024 ($ Thousands):

Security Description	Value 2/28/2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 2/29/2024	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$4,801	$23,847	$(24,626)	$—	$—	$4,022	$239	$—

Amounts designated as "-" are $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Fixed Income Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 34.6%
Agency Mortgage-Backed Obligations — 29.3%
FHLMC
6.500%, 02/01/2053 to 05/01/2053	$267	$272
6.000%, 03/01/2035 to 09/01/2053	531	543
5.500%, 04/01/2030 to 09/01/2053	1,016	1,013
5.000%, 06/01/2041 to 05/01/2053	1,132	1,108
4.500%, 06/01/2038 to 11/01/2052	997	955
4.000%, 07/01/2037 to 02/01/2053	846	792
3.500%, 04/01/2033 to 04/01/2052	1,359	1,240
3.000%, 06/01/2034 to 09/01/2050	2,908	2,595
2.500%, 01/01/2050 to 05/01/2052	4,344	3,628
2.000%, 09/01/2040 to 11/01/2051	2,999	2,428
1.500%, 11/01/2040 to 03/01/2052	477	378
FHLMC ARM
5.619%, US0012M + 1.626%, 10/01/2046(A)	194	197
5.483%, US0012M + 1.597%, 06/01/2047(A)	93	95
3.096%, US0012M + 1.621%, 02/01/2050(A)	64	60
3.006%, US0012M + 1.628%, 11/01/2048(A)	47	44
2.875%, US0012M + 1.619%, 11/01/2047(A)	53	51
FHLMC CMO, Ser 2014-328, Cl S4, IO
0.074%, 02/15/2038(A)	18	1
FHLMC CMO, Ser 2014-4415, Cl IO, IO
0.212%, 04/15/2041(A)	79	4
FHLMC CMO, Ser 2015-4494, Cl AI, IO
0.124%, 11/15/2038(A)	83	5
FHLMC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	47	40
FHLMC CMO, Ser 2020-5010, Cl JI, IO
2.500%, 09/25/2050	77	12

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2020-5018, Cl MI, IO
2.000%, 10/25/2050	$81	$11
FHLMC CMO, Ser 2020-5038, Cl PJ
0.750%, 10/25/2050	307	214
FHLMC CMO, Ser 2021-5071, Cl IH, IO
2.500%, 02/25/2051	81	10
FHLMC CMO, Ser 2021-5118, Cl NI, IO
2.000%, 02/25/2051	767	99
FHLMC CMO, Ser 2022-5224, Cl HL
4.000%, 04/25/2052	200	179
FHLMC CMO, Ser 2022-5230, Cl PE
2.000%, 12/25/2051	100	77
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1517, Cl X1, IO
1.323%, 07/25/2035(A)	235	24
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1519, Cl X1, IO
0.595%, 12/25/2035(A)	2,060	96
FHLMC Multifamily Structured Pass-Through Certificates, Ser K124, Cl X1, IO
0.718%, 12/25/2030(A)	2,985	115
FHLMC STACR Debt Notes, Ser 2023-DNA2, Cl M1A
7.422%, SOFR30A + 2.100%, 04/25/2043(A)(B)	182	186
FHLMC STACR REMIC Trust, Ser 2020-DNA1, Cl B1
7.736%, SOFR30A + 2.414%, 01/25/2050(A)(B)	180	187
FHLMC STACR REMIC Trust, Ser 2020-DNA3, Cl B1
10.536%, SOFR30A + 5.214%, 06/25/2050(A)(B)	145	160
FHLMC STACR REMIC Trust, Ser 2022-DNA2, Cl M2
9.072%, SOFR30A + 3.750%, 02/25/2042(A)(B)	100	104
FHLMC STACR REMIC Trust, Ser 2022-DNA3, Cl B1
10.972%, SOFR30A + 5.650%, 04/25/2042(A)(B)	120	129
FHLMC STACR REMIC Trust, Ser 2022-DNA6, Cl M1A
7.472%, SOFR30A + 2.150%, 09/25/2042(A)(B)	79	80
FNMA
6.500%, 01/01/2053 to 12/01/2053	185	189
6.000%, 12/01/2052 to 06/01/2053	467	473
5.500%, 08/01/2049 to 09/01/2053	980	975
5.000%, 07/01/2052 to 08/01/2053	2,725	2,676
4.500%, 07/01/2033 to 01/01/2059	3,182	3,075
4.000%, 01/01/2037 to 06/01/2057	2,907	2,722
3.500%, 12/01/2034 to 06/01/2052	3,751	3,414

SEI Catholic Values Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
3.000%, 11/01/2034 to 09/01/2061	$4,428	$3,902
2.810%, 04/01/2025	40	39
2.500%, 01/01/2032 to 07/01/2061	7,253	6,155
2.000%, 10/01/2040 to 03/01/2052	3,674	2,976
1.500%, 03/01/2042 to 03/01/2051	173	135
FNMA ARM
4.969%, US0012M + 1.588%, 04/01/2047(A)	114	115
FNMA CMO, Ser 2012-118, Cl VZ
3.000%, 11/25/2042	127	113
FNMA CMO, Ser 2014-6, Cl Z
2.500%, 02/25/2044	129	108
FNMA CMO, Ser 2015-55, Cl IO, IO
0.309%, 08/25/2055(A)	74	2
FNMA CMO, Ser 2015-56, Cl AS, IO
0.714%, 08/25/2045(A)	106	13
FNMA CMO, Ser 2020-56, Cl AQ
2.000%, 08/25/2050	200	153
FNMA CMO, Ser 2020-57, Cl TA
2.000%, 04/25/2050	48	41
FNMA CMO, Ser 2020-96, Cl IN, IO
3.000%, 01/25/2051	154	25
FNMA CMO, Ser 2020-97, Cl AI, IO
2.000%, 01/25/2051	515	69
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M2
8.036%, SOFR30A + 2.714%, 05/25/2024(A)	78	78
FNMA TBA
6.000%, 04/15/2054	400	401
5.000%, 03/15/2054	500	485
4.500%, 03/15/2054 to 04/15/2054	600	568
3.000%, 03/15/2045	200	171
FRESB Mortgage Trust, Ser 2019-SB63, Cl A5H
6.146%, 02/25/2039(A)	172	166
GNMA
6.500%, 01/20/2054	100	102
6.000%, 07/20/2053 to 01/20/2054	296	300
5.500%, 11/20/2052 to 08/20/2053	1,060	1,057
5.000%, 11/20/2048 to 08/20/2053	721	706
4.500%, 01/15/2042 to 09/20/2052	1,132	1,096
4.000%, 08/15/2045 to 05/20/2052	520	488
3.500%, 04/20/2046 to 04/20/2052	910	829
3.000%, 09/15/2042 to 04/20/2052	1,333	1,169
2.500%, 03/20/2051 to 02/20/2053	1,495	1,263
2.000%, 10/20/2050 to 03/20/2051	1,414	1,150
GNMA CMO, Ser 2007-51, Cl SG, IO
1.146%, 08/20/2037(A)	6	–
GNMA CMO, Ser 2012-34, Cl SA, IO
0.616%, 03/20/2042(A)	62	7

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2012-43, Cl SN, IO
1.164%, 04/16/2042(A)	$50	$7
GNMA CMO, Ser 2012-H27, Cl AI, IO
1.741%, 10/20/2062(A)	21	1
GNMA CMO, Ser 2014-118, Cl HS, IO
0.766%, 08/20/2044(A)	105	12
GNMA CMO, Ser 2020-123, Cl NI, IO
2.500%, 08/20/2050	73	10
GNMA CMO, Ser 2020-160, Cl YI, IO
2.500%, 10/20/2050	75	10
GNMA CMO, Ser 2020-175, Cl GI, IO
2.000%, 11/20/2050	71	8
GNMA CMO, Ser 2020-H09, Cl FL
6.613%, TSFR1M + 1.264%, 05/20/2070(A)	61	60
GNMA CMO, Ser 2021-176, Cl IN, IO
2.500%, 10/20/2051	251	34
GNMA CMO, Ser 2021-188, Cl PA
2.000%, 10/20/2051	278	228
GNMA CMO, Ser 2021-223, Cl P
2.000%, 06/20/2051	83	72
GNMA CMO, Ser 2021-57, Cl BI, IO
3.000%, 03/20/2051	344	55
GNMA CMO, Ser 2021-96, Cl VI, IO
2.500%, 06/20/2051	251	34
GNMA CMO, Ser 2022-139, Cl AL
4.000%, 07/20/2051	100	89
GNMA CMO, Ser 2022-189, Cl PT
2.500%, 10/20/2051	93	75
GNMA CMO, Ser 2022-63, Cl LM
3.500%, 10/20/2050	100	83
GNMA TBA
5.500%, 03/15/2054	600	596
5.000%, 03/15/2054	1,100	1,074
4.500%, 03/15/2054	400	382
4.000%, 03/15/2054	200	186
GNMA, Ser 2020-103, Cl AD
1.450%, 01/16/2063	116	87
GNMA, Ser 2020-178, Cl IO, IO
1.422%, 10/16/2060(A)	1,113	99
GNMA, Ser 2022-113, Cl Z
2.000%, 09/16/2061	620	338
GNMA, Ser 2022-3, Cl IO, IO
0.640%, 02/16/2061(A)	288	14

		58,092
Non-Agency Mortgage-Backed Obligations — 5.3%
Angel Oak Mortgage Trust, Ser 2022-3, Cl A3
4.136%, 01/25/2067(A)(B)	103	93
BANK, Ser 2017-BNK8, Cl XA, IO
0.710%, 11/15/2050(A)	1,346	28

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BANK, Ser 2018-BNK10, Cl A5
3.688%, 02/15/2061	$160	$151
BANK, Ser 2019-BNK21, Cl XA, IO
0.837%, 10/17/2052(A)	4,027	142
BBCCRE Trust, Ser 2015-GTP, Cl D
4.563%, 08/10/2033(A)(B)	140	115
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-AC6, Cl A1
5.750%, 11/25/2034(C)	45	37
Benchmark Mortgage Trust, Ser 2018-B1, Cl A5
3.666%, 01/15/2051(A)	190	176
Benchmark Mortgage Trust, Ser 2019-B17, Cl A2
2.211%, 03/15/2053	395	364
Benchmark Mortgage Trust, Ser 2020-B22, Cl ASB
1.731%, 01/15/2054	474	416
BPR Trust 2022-OANA, Ser OANA, Cl A
7.216%, TSFR1M + 1.898%, 04/15/2037(A)(B)	140	140
BRAVO Residential Funding Trust, Ser 2022-NQM3, Cl A1
5.108%, 07/25/2062(A)(B)	158	154
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl A
6.132%, TSFR1M + 0.814%, 09/15/2036(A)(B)	287	284
BX Commercial Mortgage Trust, Ser 2023-XL3, Cl A
7.079%, TSFR1M + 1.761%, 12/09/2040(A)(B)	569	573
BX Mortgage Trust, Ser 2022-MVRK, Cl A
6.785%, TSFR1M + 1.467%, 03/15/2039(A)(B)	168	167
CD Mortgage Trust, Ser 2017-CD5, Cl A4
3.431%, 08/15/2050	180	167
CENT Trust, Ser 2023-CITY, Cl A
7.938%, TSFR1M + 2.620%, 09/15/2038(A)(B)	130	131
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl A1
5.705%, TSFR1M + 0.384%, 05/25/2035(A)(B)	37	35
CIM Trust, Ser 2023-R4, Cl A1
5.000%, 05/25/2062(A)(B)	145	143
Citigroup Commercial Mortgage Trust, Ser 2019-C7, Cl XA, IO
0.857%, 12/15/2072(A)	1,066	40
COMM Mortgage Trust, Ser 2015-CR26, Cl A4
3.630%, 10/10/2048	417	402

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl F
8.015%, TSFR1M + 2.697%, 05/15/2036(A)(B)	$190	$189
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl AS
3.849%, 06/15/2057(A)	210	202
CSMC Trust, Ser 2017-TIME, Cl A
3.646%, 11/13/2039(B)	100	86
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048(A)(B)	119	105
CSMC Trust, Ser 2022-RPL4, Cl A1
3.904%, 04/25/2062(A)(B)	198	185
DTP Commercial Mortgage Trust, Ser 2023-STE2, Cl A
6.038%, 01/15/2041(A)(B)	100	99
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048(A)(B)	34	30
FS Commercial Mortgage Trust, Ser 2023-4SZN, Cl B
7.544%, 11/10/2039(A)(B)	160	165
GCAT 2024-INV1 Trust, Ser 2024-INV1, Cl 1A2
5.500%, 01/25/2054(A)(B)	188	184
GS Mortgage Securities II, Ser 2018-SRP5, Cl A
7.165%, TSFR1M + 1.914%, 09/15/2031(A)(B)	169	120
GS Mortgage Securities Trust, Ser 2018-SRP5, Cl B
8.365%, TSFR1M + 3.114%, 09/15/2031(A)(B)	169	55
GS Mortgage Securities Trust, Ser 2020-GSA2, Cl AAB
1.662%, 12/12/2053	260	232
ILPT Commercial Mortgage Trust, Ser 2022-LPF2, Cl A
7.563%, TSFR1M + 2.245%, 10/15/2039(A)(B)	160	160
Impac CMB Trust, Ser 2005-4, Cl 1M1
6.080%, TSFR1M + 0.544%, 05/25/2035(A)	18	16
Impac Secured Assets Trust, Ser 2006-2, Cl 2M3
7.085%, TSFR1M + 1.764%, 08/25/2036(A)	2	2
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C7, Cl XA, IO
0.830%, 10/15/2050(A)	1,310	29
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-PHH, Cl F
8.675%, TSFR1M + 3.357%, 06/15/2035(A)(B)	250	14

SEI Catholic Values Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2005-S2, Cl 2A15
6.000%, 09/25/2035	$84	$59
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048(A)(B)	15	13
JPMorgan Mortgage Trust, Ser 2020-3, Cl A3A
3.000%, 08/25/2050(A)(B)	65	55
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C32, Cl ASB
3.514%, 12/15/2049	169	164
Morgan Stanley Capital I Trust, Ser 2019-BPR, Cl A
7.321%, TSFR1M + 1.992%, 05/15/2036(A)(B)	106	105
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/2035(A)(B)	110	99
MSWF Commercial Mortgage Trust, Ser 2023-2, Cl A5
6.014%, 12/15/2056(A)	110	117
Natixis Commercial Mortgage Securities Trust, Ser 2019-FAME, Cl A
3.047%, 08/15/2036(B)	110	100
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057(A)(B)	100	94
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B2
4.250%, 09/25/2059(A)(B)	188	174
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B1
4.000%, 09/25/2059(A)(B)	188	174
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(A)(B)	168	154
NJ Trust, Ser 2023-GSP, Cl A
6.697%, 01/06/2029(A)(B)	100	103
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.638%, 03/25/2047(C)	90	84
OBX Trust, Ser 2022-NQM1, Cl A2
3.001%, 11/25/2061(A)(B)	120	86
OBX Trust, Ser 2022-NQM6, Cl A1
4.700%, 07/25/2062(B)(C)	156	152
OBX Trust, Ser 2022-NQM7, Cl A1
5.110%, 08/25/2062(B)(C)	153	151
OBX Trust, Ser 2023-NQM7, Cl A1
6.844%, 04/25/2063(B)(C)	216	218
OBX Trust, Ser 2024-NQM3, Cl A3
6.433%, 12/25/2063(B)(C)	100	100
PRKCM Trust, Ser 2022-AFC1, Cl A1A
4.100%, 04/25/2057(A)(B)	85	82

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Residential Mortgage Loan Trust, Ser 2019-3, Cl A1
2.633%, 09/25/2059(A)(B)	$5	$5
Seasoned Credit Risk Transfer Trust, Ser 2018-1, Cl MA
3.000%, 05/25/2057	163	150
Seasoned Credit Risk Transfer Trust, Ser 2018-3, Cl MA
3.349%, 08/25/2057(A)	146	137
Seasoned Credit Risk Transfer Trust, Ser 2018-4, Cl MA
3.500%, 03/25/2058	205	192
Seasoned Credit Risk Transfer Trust, Ser 2019-2, Cl MA
3.500%, 08/25/2058	247	231
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl MA
2.000%, 11/25/2059	126	111
Seasoned Credit Risk Transfer Trust, Ser 2020-3, Cl MA
2.000%, 05/25/2060	116	100
Seasoned Credit Risk Transfer Trust, Ser 2021-1, Cl MA
2.000%, 09/25/2060	177	151
Seasoned Credit Risk Transfer Trust, Ser 2022-1, Cl MAU
3.250%, 11/25/2061	299	267
Seasoned Credit Risk Transfer Trust, Ser 2022-2, Cl MA
3.000%, 04/25/2062	234	206
SMRT, Ser 2022-MINI, Cl D
7.268%, TSFR1M + 1.950%, 01/15/2039(A)(B)	110	107
SREIT Trust, Ser 2021-MFP2, Cl A
6.254%, TSFR1M + 0.936%, 11/15/2036(A)(B)	110	109
UBS Commercial Mortgage Trust, Ser 2018-C12, Cl A2
4.152%, 08/15/2051	10	10
UBS Commercial Mortgage Trust, Ser 2018-C13, Cl ASB
4.241%, 10/15/2051	503	488
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl AS
3.872%, 05/15/2048(A)	270	255

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2016-C37, Cl A4
3.525%, 12/15/2049	$156	$149

		10,583
Total Mortgage-Backed Securities
(Cost $73,741) ($ Thousands)		68,675

CORPORATE OBLIGATIONS — 28.1%
Communication Services — 2.9%
AT&T
6.808%, US0003M + 1.180%, 06/12/2024 (A)	462	463
5.350%, 09/01/2040	21	20
4.500%, 03/09/2048	39	33
4.350%, 06/15/2045	20	17
3.650%, 09/15/2059	32	22
3.500%, 06/01/2041	151	116
2.550%, 12/01/2033	339	267
2.300%, 06/01/2027	60	55
2.250%, 02/01/2032	50	40
CCO Holdings
4.750%, 02/01/2032 (B)	100	81
4.500%, 05/01/2032	100	79
4.500%, 06/01/2033 (B)	20	15
Charter Communications Operating
6.484%, 10/23/2045	20	18
6.384%, 10/23/2035	580	561
5.750%, 04/01/2048	90	75
5.500%, 04/01/2063	30	23
5.375%, 04/01/2038	10	9
5.375%, 05/01/2047	10	8
5.125%, 07/01/2049	10	8
5.050%, 03/30/2029	40	38
4.908%, 07/23/2025	30	30
4.800%, 03/01/2050	30	22
4.400%, 04/01/2033	210	184
3.500%, 03/01/2042	10	6
Comcast
4.250%, 10/15/2030	200	191
4.150%, 10/15/2028	40	39
4.049%, 11/01/2052	150	119
4.000%, 08/15/2047	10	8
4.000%, 03/01/2048	10	8
3.999%, 11/01/2049	10	8
3.969%, 11/01/2047	90	71
3.950%, 10/15/2025	70	69
3.750%, 04/01/2040	20	16
3.450%, 02/01/2050	40	29
3.400%, 04/01/2030	20	18

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.400%, 07/15/2046	$10	$7
3.300%, 04/01/2027	190	181
3.150%, 03/01/2026	20	19
2.937%, 11/01/2056	27	17
2.887%, 11/01/2051	254	161
2.800%, 01/15/2051	40	25
2.350%, 01/15/2027	260	242
DISH DBS
5.750%, 12/01/2028 (B)	30	21
5.250%, 12/01/2026 (B)	40	32
Fox
6.500%, 10/13/2033	50	53
5.476%, 01/25/2039	70	65
Rogers Communications
5.300%, 02/15/2034	60	59
Sprint Spectrum
4.738%, 03/20/2025 (B)	72	71
Take-Two Interactive Software
3.700%, 04/14/2027	290	277
Telefonica Emisiones SAU
5.213%, 03/08/2047	150	135
T-Mobile USA
5.150%, 04/15/2034	40	39
4.500%, 04/15/2050	50	42
3.875%, 04/15/2030	130	121
3.750%, 04/15/2027	10	10
3.500%, 04/15/2025	200	196
3.500%, 04/15/2031	80	71
3.400%, 10/15/2052	30	21
3.375%, 04/15/2029	20	18
3.000%, 02/15/2041	10	7
2.875%, 02/15/2031	20	17
2.625%, 02/15/2029	30	27
2.550%, 02/15/2031	20	17
2.250%, 02/15/2026	10	9
2.250%, 11/15/2031	10	8
Verizon Communications
5.500%, 03/16/2047	6	6
5.250%, 03/16/2037	20	20
4.500%, 08/10/2033	160	151
4.329%, 09/21/2028	300	291
4.125%, 08/15/2046	30	25
4.000%, 03/22/2050	30	24
3.400%, 03/22/2041	10	8
3.150%, 03/22/2030	30	27
3.000%, 03/22/2027	10	9
2.650%, 11/20/2040	30	21
2.625%, 08/15/2026	10	9
2.550%, 03/21/2031	61	51
2.100%, 03/22/2028	30	27
1.750%, 01/20/2031	130	104

SEI Catholic Values Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Warnermedia Holdings
6.412%, 03/15/2026	$30	$30
5.141%, 03/15/2052	175	142
5.050%, 03/15/2042	10	8
4.279%, 03/15/2032	80	71
4.054%, 03/15/2029	20	19
3.755%, 03/15/2027	20	19

		5,796

Consumer Discretionary — 2.7%
Amazon.com
4.950%, 12/05/2044	157	155
4.250%, 08/22/2057	10	9
4.100%, 04/13/2062	374	310
4.050%, 08/22/2047	30	26
3.875%, 08/22/2037	280	250
3.600%, 04/13/2032	110	101
3.450%, 04/13/2029	20	19
3.300%, 04/13/2027	10	9
3.150%, 08/22/2027	50	47
3.100%, 05/12/2051	120	85
2.100%, 05/12/2031	20	17
1.500%, 06/03/2030	30	25
1.200%, 06/03/2027	60	54
Aptiv
3.250%, 03/01/2032	430	371
Cox Communications
3.350%, 09/15/2026 (B)	231	220
CSC Holdings
4.500%, 11/15/2031 (B)	200	149
Element Fleet Management
1.600%, 04/06/2024 (B)	491	489
Ford Motor
6.100%, 08/19/2032	30	30
4.750%, 01/15/2043	20	16
3.250%, 02/12/2032	30	25
Ford Motor Credit
6.798%, 11/07/2028	378	392
4.950%, 05/28/2027	230	223
4.000%, 11/13/2030	200	177
2.900%, 02/16/2028	227	203
2.900%, 02/10/2029	220	192
General Motors
6.250%, 10/02/2043	50	50
6.125%, 10/01/2025	50	50
5.600%, 10/15/2032	10	10
5.150%, 04/01/2038	20	19
General Motors Financial
2.400%, 10/15/2028	553	486
Home Depot
3.350%, 04/15/2050	90	65
3.300%, 04/15/2040	10	8

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.250%, 04/15/2032	$100	$89
2.700%, 04/15/2030	20	17
2.500%, 04/15/2027	30	28
Lennar
5.000%, 06/15/2027	10	10
4.750%, 11/29/2027	20	20
4.500%, 04/30/2024	20	20
Lowe's
5.625%, 04/15/2053	245	243
5.000%, 04/15/2040	53	50
4.500%, 04/15/2030	20	20
3.700%, 04/15/2046	96	72
NCL
8.125%, 01/15/2029 (B)	40	42
NIKE
3.375%, 03/27/2050	50	38
3.250%, 03/27/2040	10	8
2.750%, 03/27/2027	20	19
2.400%, 03/27/2025	30	29
Nissan Motor
3.522%, 09/17/2025 (B)	200	192
Royal Caribbean Cruises
6.250%, 03/15/2032 (B)	30	30
Time Warner Cable
7.300%, 07/01/2038	90	90
6.550%, 05/01/2037	10	9
Time Warner Cable Enterprises
8.375%, 07/15/2033	50	55
VOC Escrow
5.000%, 02/15/2028 (B)	30	29

		5,392

Consumer Staples — 0.3%
Anheuser-Busch
4.900%, 02/01/2046	180	166
3.650%, 02/01/2026	6	6
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	20	21
4.350%, 06/01/2040	50	45
4.000%, 04/13/2028	20	19
3.500%, 06/01/2030	20	18
Coca-Cola
3.375%, 03/25/2027	20	19
2.600%, 06/01/2050	20	13
Constellation Brands
4.750%, 11/15/2024	80	79
4.350%, 05/09/2027	20	20
3.600%, 05/09/2024	30	30
Costco Wholesale
1.600%, 04/20/2030	40	33
1.375%, 06/20/2027	70	63

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Hershey
0.900%, 06/01/2025	$10	$10
Kraft Heinz Foods
5.200%, 07/15/2045	20	19
4.375%, 06/01/2046	10	8
4.250%, 03/01/2031	10	10
Mars
3.200%, 04/01/2030 (B)	10	9
2.700%, 04/01/2025 (B)	30	29
Mondelez International
1.500%, 05/04/2025	70	67
PepsiCo
2.875%, 10/15/2049	20	14
1.625%, 05/01/2030	20	17

		715

Energy — 3.6%
Apache
7.750%, 12/15/2029	20	21
5.350%, 07/01/2049	20	16
4.750%, 04/15/2043	10	8
4.250%, 01/15/2044	150	104
BP Capital Markets America
3.633%, 04/06/2030	20	19
3.588%, 04/14/2027	10	10
3.000%, 02/24/2050	50	33
Cameron LNG
3.302%, 01/15/2035 (B)	70	58
2.902%, 07/15/2031 (B)	60	51
Cheniere Energy
4.625%, 10/15/2028	20	19
Cheniere Energy Partners
4.000%, 03/01/2031	10	9
3.250%, 01/31/2032	40	33
Chevron
3.078%, 05/11/2050	10	7
2.954%, 05/16/2026	30	29
Chevron USA
3.850%, 01/15/2028	30	29
Columbia Pipelines Operating
6.544%, 11/15/2053 (B)	20	21
6.036%, 11/15/2033 (B)	100	103
Continental Resources
5.750%, 01/15/2031 (B)	40	39
4.900%, 06/01/2044	20	16
4.375%, 01/15/2028	30	29
2.268%, 11/15/2026 (B)	20	19
Coterra Energy
4.375%, 03/15/2029	180	173
3.900%, 05/15/2027	80	77
DCP Midstream Operating
6.450%, 11/03/2036 (B)	10	10

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Devon Energy
5.850%, 12/15/2025	$30	$30
5.600%, 07/15/2041	50	47
5.000%, 06/15/2045	240	208
Diamondback Energy
3.500%, 12/01/2029	30	27
3.250%, 12/01/2026	10	10
Ecopetrol
5.875%, 05/28/2045	110	81
4.625%, 11/02/2031	20	17
Energy Transfer
9.597%, US0003M + 4.028%(A)(D)	70	69
7.125%, H15T5Y + 5.306%(A)(D)	50	48
6.750%, H15T5Y + 5.134%(A)(D)	10	10
6.500%, H15T5Y + 5.694%(A)(D)	20	19
6.250%, 04/15/2049	190	192
5.750%, 02/15/2033	270	272
5.250%, 04/15/2029	30	30
5.000%, 05/15/2050	30	26
4.950%, 06/15/2028	20	20
4.150%, 09/15/2029	20	19
3.750%, 05/15/2030	110	100
2.900%, 05/15/2025	10	9
Enterprise Products Operating
6.650%, 10/15/2034	20	22
5.375%, TSFR3M + 2.832%, 02/15/2078 (A)	10	9
4.850%, 03/15/2044	50	46
4.150%, 10/16/2028	380	367
EOG Resources
4.950%, 04/15/2050	70	65
4.150%, 01/15/2026	20	20
3.900%, 04/01/2035	40	36
EQT
3.900%, 10/01/2027	260	246
3.625%, 05/15/2031 (B)	20	17
Exxon Mobil
4.327%, 03/19/2050	30	26
4.114%, 03/01/2046	90	76
3.482%, 03/19/2030	40	37
3.043%, 03/01/2026	40	39
2.992%, 03/19/2025	20	20
Halliburton
5.000%, 11/15/2045	40	37
3.800%, 11/15/2025	2	2
Kinder Morgan
5.200%, 03/01/2048	10	9
4.300%, 06/01/2025	30	29
4.300%, 03/01/2028	80	78
Kinder Morgan Energy Partners
4.250%, 09/01/2024	40	40

SEI Catholic Values Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
MEG Energy
5.875%, 02/01/2029 (B)	$10	$10
MPLX
5.500%, 02/15/2049	20	19
4.875%, 06/01/2025	140	139
4.800%, 02/15/2029	80	78
4.700%, 04/15/2048	60	50
4.500%, 04/15/2038	10	9
Occidental Petroleum
7.875%, 09/15/2031	10	11
7.500%, 05/01/2031	60	66
6.950%, 07/01/2024	4	4
6.200%, 03/15/2040	105	107
5.550%, 03/15/2026	30	30
4.625%, 06/15/2045	20	16
4.400%, 04/15/2046	10	8
4.400%, 08/15/2049	70	52
4.100%, 02/15/2047	70	52
3.500%, 08/15/2029	20	18
3.400%, 04/15/2026	20	19
3.200%, 08/15/2026	30	28
3.000%, 02/15/2027	20	19
0.000%, 10/10/2036 (E)	665	351
ONEOK
6.625%, 09/01/2053	90	97
6.050%, 09/01/2033	60	62
5.800%, 11/01/2030	30	30
5.550%, 11/01/2026	10	10
Pertamina Persero
6.000%, 05/03/2042 (B)	200	198
Petrobras Global Finance BV
7.375%, 01/17/2027	100	104
6.850%, 06/05/2115	50	47
5.750%, 02/01/2029	50	50
Phillips 66
3.605%, 02/15/2025	95	93
3.550%, 10/01/2026	232	223
Pioneer Natural Resources
2.150%, 01/15/2031	50	42
1.900%, 08/15/2030	20	17
1.125%, 01/15/2026	10	9
Range Resources
4.875%, 05/15/2025	30	30
Schlumberger Holdings
3.900%, 05/17/2028 (B)	471	452
Shell International Finance BV
4.375%, 05/11/2045	50	44
4.000%, 05/10/2046	50	41
3.250%, 04/06/2050	50	36
2.875%, 05/10/2026	80	76
2.750%, 04/06/2030	20	18

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Southwestern Energy
5.375%, 03/15/2030	$220	$210
Targa Resources
4.200%, 02/01/2033	20	18
Targa Resources Partners
5.500%, 03/01/2030	20	20
5.000%, 01/15/2028	10	10
4.875%, 02/01/2031	50	47
Teck Resources
3.900%, 07/15/2030	30	27
Tennessee Gas Pipeline
2.900%, 03/01/2030 (B)	60	52
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	50	52
Venture Global Calcasieu Pass
3.875%, 11/01/2033 (B)	20	17
Western Midstream Operating
5.250%, 02/01/2050	20	18
4.500%, 03/01/2028	10	10
4.050%, 02/01/2030	100	92
3.100%, 02/01/2025	140	136
Williams
7.750%, 06/15/2031	140	153
7.500%, 01/15/2031	10	11
5.750%, 06/24/2044	70	69

		7,095

Financials — 10.3%
AIA Group MTN
3.200%, 03/11/2025 (B)	270	264
American Express
4.050%, 05/03/2029	50	48
3.375%, 05/03/2024	20	20
Aon North America
5.450%, 03/01/2034	110	110
Aviation Capital Group
1.950%, 01/30/2026 (B)	301	280
Bank of America
5.288%, SOFRRATE + 1.910%, 04/25/2034 (A)	256	252
3.419%, TSFR3M + 1.302%, 12/20/2028 (A)	42	39
3.311%, SOFRRATE + 1.580%, 04/22/2042 (A)	467	354
2.592%, SOFRRATE + 2.150%, 04/29/2031 (A)	90	77
2.572%, SOFRRATE + 1.210%, 10/20/2032 (A)	90	74
Bank of America MTN
5.000%, 01/21/2044	20	19
4.948%, SOFRRATE + 2.040%, 07/22/2028 (A)	221	219

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.450%, 03/03/2026	$10	$10
4.376%, SOFRRATE + 1.580%, 04/27/2028 (A)	100	97
4.330%, TSFR3M + 1.782%, 03/15/2050 (A)	150	128
4.250%, 10/22/2026	50	49
4.083%, TSFR3M + 3.412%, 03/20/2051 (A)	110	89
4.000%, 01/22/2025	420	414
3.970%, TSFR3M + 1.332%, 03/05/2029 (A)	150	143
3.593%, TSFR3M + 1.632%, 07/21/2028 (A)	90	85
2.972%, SOFRRATE + 1.330%, 02/04/2033 (A)	40	33
Bank of Montreal MTN
1.850%, 05/01/2025	70	67
Bank of New York Mellon MTN
4.289%, SOFRRATE + 1.418%, 06/13/2033 (A)	160	150
1.600%, 04/24/2025	20	19
Bank of Nova Scotia
4.588%, H15T5Y + 2.050%, 05/04/2037 (A)	40	36
1.300%, 06/11/2025	40	38
Barclays
6.490%, SOFRRATE + 2.220%, 09/13/2029 (A)	582	600
Blackstone Holdings Finance
6.250%, 08/15/2042 (B)	118	121
5.000%, 06/15/2044 (B)	200	181
BNP Paribas
5.894%, SOFRRATE + 1.866%, 12/05/2034 (A)(B)	200	204
5.125%, H15T1Y + 1.450%, 01/13/2029 (A)(B)	200	199
4.400%, 08/14/2028 (B)	200	193
Brighthouse Financial
4.700%, 06/22/2047	4	3
Capital One Financial
6.312%, SOFRRATE + 2.640%, 06/08/2029 (A)	311	318
4.927%, SOFRRATE + 2.057%, 05/10/2028 (A)	42	41
Charles Schwab
6.136%, SOFRRATE + 2.010%, 08/24/2034 (A)	20	21
5.875%, 08/24/2026	100	101
Citigroup
8.125%, 07/15/2039	60	76
4.910%, SOFRRATE + 2.086%, 05/24/2033 (A)	40	38

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.658%, SOFRRATE + 1.887%, 05/24/2028 (A)	$20	$20
4.650%, 07/23/2048	180	160
4.450%, 09/29/2027	70	68
4.412%, SOFRRATE + 3.914%, 03/31/2031 (A)	233	220
4.125%, 07/25/2028	90	86
3.980%, TSFR3M + 1.600%, 03/20/2030 (A)	110	103
3.785%, SOFRRATE + 1.939%, 03/17/2033 (A)	160	142
3.700%, 01/12/2026	100	97
3.520%, TSFR3M + 1.413%, 10/27/2028 (A)	148	139
3.400%, 05/01/2026	510	491
3.106%, SOFRRATE + 2.842%, 04/08/2026 (A)	30	29
2.572%, SOFRRATE + 2.107%, 06/03/2031 (A)	10	8
Cooperatieve Rabobank UA
4.375%, 08/04/2025	250	245
Credit Agricole
8.125%, USSW5 + 6.185%(A)(B)(D)	260	265
Credit Suisse Group
9.750%, H15T5Y + 6.383%(B)(D)	200	–
Credit Suisse NY
7.950%, 01/09/2025	322	328
GA Global Funding Trust
5.500%, 01/08/2029 (B)	521	515
Guardian Life Global Funding
1.100%, 06/23/2025 (B)	10	9
HSBC Holdings
7.390%, SOFRRATE + 3.350%, 11/03/2028 (A)	230	244
ING Groep
6.114%, SOFRRATE + 2.090%, 09/11/2034 (A)	300	309
Intercontinental Exchange
4.950%, 06/15/2052	10	9
4.600%, 03/15/2033	60	58
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (B)	200	199
JPMorgan Chase
4.950%, 06/01/2045	100	94
4.565%, SOFRRATE + 1.750%, 06/14/2030 (A)	180	174
4.493%, TSFR3M + 3.790%, 03/24/2031 (A)	298	286
4.203%, TSFR3M + 1.522%, 07/23/2029 (A)	590	567
3.845%, SOFRRATE + 0.980%, 06/14/2025 (A)	100	99

SEI Catholic Values Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.509%, TSFR3M + 1.207%, 01/23/2029 (A)	$310	$292
3.109%, SOFRRATE + 2.440%, 04/22/2051 (A)	10	7
2.522%, SOFRRATE + 2.040%, 04/22/2031 (A)	130	111
2.083%, SOFRRATE + 1.850%, 04/22/2026 (A)	60	58
KKR Group Finance III
5.125%, 06/01/2044 (B)	215	196
KKR Group Finance VIII
3.500%, 08/25/2050 (B)	137	94
Liberty Mutual Group
4.569%, 02/01/2029 (B)	349	336
Lincoln National
3.400%, 01/15/2031	33	29
Lloyds Banking Group
3.900%, 03/12/2024	536	536
Macquarie Group
1.340%, SOFRRATE + 1.069%, 01/12/2027 (A)(B)	302	279
Macquarie Group MTN
5.033%, US0003M + 1.750%, 01/15/2030 (A)(B)	280	276
Manulife Financial
3.703%, 03/16/2032	340	310
Massachusetts Mutual Life Insurance
5.672%, 12/01/2052 (B)	305	304
3.375%, 04/15/2050 (B)	144	99
Mastercard
3.850%, 03/26/2050	10	8
Metropolitan Life Global Funding I MTN
3.300%, 03/21/2029 (B)	361	331
Metropolitan Life Insurance
7.800%, 11/01/2025 (B)	267	275
Mitsubishi UFJ Financial Group
3.837%, H15T1Y + 1.125%, 04/17/2026 (A)	200	196
Moody's
3.250%, 05/20/2050	235	166
Morgan Stanley
2.484%, SOFRRATE + 1.360%, 09/16/2036 (A)	20	16
Morgan Stanley MTN
3.772%, TSFR3M + 1.402%, 01/24/2029 (A)	90	85
3.622%, SOFRRATE + 3.120%, 04/01/2031 (A)	384	349
3.125%, 07/27/2026	450	429
2.511%, SOFRRATE + 1.200%, 10/20/2032 (A)	180	148
2.188%, SOFRRATE + 1.990%, 04/28/2026 (A)	100	96

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
National Securities Clearing
5.000%, 05/30/2028 (B)	$351	$354
1.500%, 04/23/2025 (B)	250	240
NatWest Group
3.073%, H15T1Y + 2.550%, 05/22/2028 (A)	200	186
New York Life Global Funding
0.950%, 06/24/2025 (B)	30	28
PayPal Holdings
1.650%, 06/01/2025	30	29
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (B)	225	221
PNC Financial Services Group
5.812%, SOFRRATE + 1.322%, 06/12/2026 (A)	20	20
5.676%, SOFRRATE + 1.902%, 01/22/2035 (A)	247	248
5.582%, SOFRRATE + 1.841%, 06/12/2029 (A)	80	80
5.354%, SOFRRATE + 1.620%, 12/02/2028 (A)	470	470
Principal Life Global Funding II
1.250%, 06/23/2025 (B)	10	10
Prudential Funding Asia
3.125%, 04/14/2030	315	281
Royal Bank of Canada MTN
1.150%, 06/10/2025	40	38
Santander Holdings USA
4.500%, 07/17/2025	10	10
State Street
3.152%, SOFRRATE + 2.650%, 03/30/2031 (A)	110	98
2.901%, SOFRRATE + 2.600%, 03/30/2026 (A)	95	92
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (B)	90	82
Toronto-Dominion Bank MTN
4.456%, 06/08/2032	50	48
1.150%, 06/12/2025	30	28
Truist Financial MTN
6.047%, SOFRRATE + 2.050%, 06/08/2027 (A)	40	40
UBS
4.500%, 06/26/2048	400	366
UBS Group
4.550%, 04/17/2026	250	246
4.194%, SOFRRATE + 3.730%, 04/01/2031 (A)(B)	250	230
1.364%, H15T1Y + 1.080%, 01/30/2027 (A)(B)	200	184
UBS Group Funding Jersey
4.125%, 04/15/2026 (B)	449	436

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
US Bancorp
5.836%, SOFRRATE + 2.260%, 06/12/2034 (A)	$20	$20
5.775%, SOFRRATE + 2.020%, 06/12/2029 (A)	40	40
5.727%, SOFRRATE + 1.430%, 10/21/2026 (A)	169	170
5.678%, SOFRRATE + 1.860%, 01/23/2035 (A)	192	192
1.450%, 05/12/2025	20	19
US Bancorp MTN
2.215%, SOFRRATE + 0.730%, 01/27/2028 (A)	10	9
Visa
4.300%, 12/14/2045	70	63
3.150%, 12/14/2025	30	29
2.050%, 04/15/2030	20	17
WEA Finance
3.750%, 09/17/2024 (B)	200	197
Wells Fargo MTN
5.574%, SOFRRATE + 1.740%, 07/25/2029 (A)	40	40
5.557%, SOFRRATE + 1.990%, 07/25/2034 (A)	360	359
3.350%, SOFRRATE + 1.500%, 03/02/2033 (A)	20	17

		20,437

Health Care — 1.1%
CVS Health
5.125%, 07/20/2045	60	54
5.050%, 03/25/2048	220	196
4.300%, 03/25/2028	30	29
4.250%, 04/01/2050	70	56
4.125%, 04/01/2040	10	8
3.875%, 07/20/2025	18	18
3.750%, 04/01/2030	30	28
3.625%, 04/01/2027	30	29
2.125%, 09/15/2031	30	24
1.875%, 02/28/2031	10	8
CVS Pass-Through Trust
7.507%, 01/10/2032 (B)	296	306
6.036%, 12/10/2028	130	130
5.926%, 01/10/2034 (B)	430	424
Elevance Health
4.550%, 05/15/2052	20	17
4.100%, 05/15/2032	100	92
3.650%, 12/01/2027	30	29
3.350%, 12/01/2024	20	20
Fresenius Medical Care US Finance II
4.750%, 10/15/2024 (B)	50	50

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Humana
4.500%, 04/01/2025	$10	$10
2.150%, 02/03/2032	10	8
PeaceHealth Obligated Group
1.375%, 11/15/2025	430	400
Solventum
5.900%, 04/30/2054 (B)	70	68
5.600%, 03/23/2034 (B)	70	70
5.450%, 03/13/2031 (B)	60	59
5.400%, 03/01/2029 (B)	70	70

		2,203

Industrials — 2.6%
AerCap Ireland Capital DAC
3.000%, 10/29/2028	417	375
2.450%, 10/29/2026	150	138
Air Canada Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (B)	192	181
Air Lease
5.300%, 02/01/2028	40	40
3.375%, 07/01/2025	20	19
American Airlines
8.500%, 05/15/2029 (B)	40	42
Burlington Northern Santa Fe
2.875%, 06/15/2052	30	19
Canadian National Railway
3.650%, 02/03/2048	151	120
Canadian Pacific Railway
6.125%, 09/15/2115	167	176
3.100%, 12/02/2051	40	27
Carlisle
2.200%, 03/01/2032	288	228
Carrier Global
2.700%, 02/15/2031	10	9
Cintas No. 2
4.000%, 05/01/2032	20	19
3.700%, 04/01/2027	30	29
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	120	118
CSX
3.800%, 04/15/2050	331	257
Deere
3.750%, 04/15/2050	40	33
3.100%, 04/15/2030	10	9
Delta Air Lines
7.375%, 01/15/2026	30	31
4.750%, 10/20/2028 (B)	50	49
4.500%, 10/20/2025 (B)	17	17
2.900%, 10/28/2024	40	39

SEI Catholic Values Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Delta Air Lines Pass-Through Trust, Ser 2020-1AA
2.000%, 06/10/2028	$134	$120
Eaton
4.150%, 11/02/2042	70	61
Ferguson Finance
4.500%, 10/24/2028 (B)	394	384
3.250%, 06/02/2030 (B)	230	205
Genpact Luxembourg SARL
1.750%, 04/10/2026	292	264
GFL Environmental
4.250%, 06/01/2025 (B)	20	20
Mileage Plus Holdings
6.500%, 06/20/2027 (B)	28	28
Norfolk Southern
4.837%, 10/01/2041	200	186
Penske Truck Leasing Lp
5.550%, 05/01/2028 (B)	542	545
Republic Services
2.500%, 08/15/2024	20	20
Ryder System MTN
5.250%, 06/01/2028	355	356
Spirit Loyalty Cayman
8.000%, 09/20/2025 (B)	24	17
TransDigm
7.125%, 12/01/2031 (B)	20	21
6.625%, 03/01/2032 (B)	40	40
United Airlines
4.625%, 04/15/2029 (B)	130	120
4.375%, 04/15/2026 (B)	20	19
United Airlines Pass-Through Trust, Ser 2014-1, Cl A
4.000%, 04/11/2026	448	434
United Rentals North America
3.875%, 02/15/2031	100	89
3.750%, 01/15/2032	20	17
Verisk Analytics
3.625%, 05/15/2050	202	148
Waste Connections
5.000%, 03/01/2034	50	49

		5,118

Information Technology — 0.9%
Apple
3.850%, 08/04/2046	156	130
3.200%, 05/13/2025	80	78
Broadcom
4.926%, 05/15/2037 (B)	20	19
4.750%, 04/15/2029	253	248
4.110%, 09/15/2028	237	227
3.137%, 11/15/2035 (B)	150	119
1.950%, 02/15/2028 (B)	139	124

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CommScope
6.000%, 03/01/2026 (B)	$20	$18
Constellation Software
5.461%, 02/16/2034 (B)	187	187
Lam Research
2.875%, 06/15/2050	92	62
Micron Technology
5.875%, 02/09/2033	20	20
NVIDIA
3.700%, 04/01/2060	50	39
3.500%, 04/01/2050	10	8
2.850%, 04/01/2030	20	18
NXP BV
2.700%, 05/01/2025	30	29
Oracle
3.950%, 03/25/2051	266	198
Prosus MTN
3.061%, 07/13/2031 (B)	200	162
Salesforce
2.700%, 07/15/2041	40	29
Sprint Capital
8.750%, 03/15/2032	10	12
Texas Instruments
1.750%, 05/04/2030	20	17

		1,744

Materials — 0.5%
Anglo American Capital
4.750%, 04/10/2027 (B)	200	196
3.625%, 09/11/2024 (B)	200	197
Ball
3.125%, 09/15/2031	30	25
Freeport-McMoRan
5.450%, 03/15/2043	160	149
5.400%, 11/14/2034	20	19
4.625%, 08/01/2030	10	10
4.550%, 11/14/2024	10	10
MEGlobal BV MTN
4.250%, 11/03/2026 (B)	200	192
Southern Copper
5.250%, 11/08/2042	120	113
Suzano Austria GmbH
3.750%, 01/15/2031	90	79
3.125%, 01/15/2032	20	16

		1,006

Real Estate — 0.8%
Alexandria Real Estate Equities
4.700%, 07/01/2030	527	507
American Tower Trust #1
5.490%, 03/15/2028 (B)	351	354

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Federal Realty OP
1.250%, 02/15/2026	$233	$215
Simon Property Group
1.750%, 02/01/2028	501	443

		1,519

Utilities — 2.4%
American Transmission Systems
2.650%, 01/15/2032 (B)	30	25
Aquarion
4.000%, 08/15/2024 (B)	192	190
Berkshire Hathaway Energy
4.450%, 01/15/2049	600	506
Consolidated Edison of New York
3.950%, 04/01/2050	20	16
3.350%, 04/01/2030	20	18
DTE Electric Securitization Funding I
2.640%, 12/01/2026	197	189
DTE Energy
4.875%, 06/01/2028	192	189
Duke Energy Carolinas
3.950%, 03/15/2048	98	77
Duke Energy Florida
3.200%, 01/15/2027	230	220
Duke Energy Ohio
3.650%, 02/01/2029	50	47
Eversource Energy
3.150%, 01/15/2025	111	109
Exelon
5.625%, 06/15/2035	60	60
5.100%, 06/15/2045	328	299
4.700%, 04/15/2050	69	60
FirstEnergy
5.100%, 07/15/2047	120	103
4.150%, 07/15/2027	50	47
1.600%, 01/15/2026	20	19
Interstate Power and Light
2.300%, 06/01/2030	295	249
NextEra Energy Capital Holdings
3.550%, 05/01/2027	292	278
NSTAR Electric
3.950%, 04/01/2030	230	215
Oglethorpe Power
6.200%, 12/01/2053 (B)	403	414
Pacific Gas and Electric
5.450%, 06/15/2027	120	120
4.950%, 06/08/2025	40	40
3.300%, 08/01/2040	10	7
2.500%, 02/01/2031	20	16
2.100%, 08/01/2027	20	18
PG&E Wildfire Recovery Funding
4.722%, 06/01/2037	456	446

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.594%, 06/01/2030	$313	$298
Southern
3.250%, 07/01/2026	415	397
Xcel Energy
3.400%, 06/01/2030	188	168

		4,840

Total Corporate Obligations
(Cost $60,763) ($ Thousands)		55,865

U.S. TREASURY OBLIGATIONS — 27.0%
U.S. Treasury Bills
5.321%, 03/07/2024 (F)	240	240
5.305%, 05/09/2024 (F)	920	911
5.279%, 05/02/2024 (F)	680	674
5.275%, 05/28/2024 (F)	430	424
U.S. Treasury Bonds
4.750%, 11/15/2043	500	514
4.750%, 11/15/2053	1,720	1,830
4.500%, 02/15/2044	86	86
4.375%, 08/15/2043	4,480	4,386
4.250%, 02/15/2054	225	221
4.125%, 08/15/2053	539	516
4.000%, 11/15/2052	100	94
3.875%, 02/15/2043	340	311
3.875%, 05/15/2043	3,183	2,911
3.750%, 11/15/2043	90	81
3.625%, 02/15/2053	210	184
3.625%, 05/15/2053	4,487	3,926
3.375%, 08/15/2042	639	546
3.375%, 11/15/2048	50	42
3.250%, 05/15/2042	110	92
3.000%, 02/15/2049	310	240
3.000%, 08/15/2052	1,878	1,452
2.875%, 08/15/2045	480	371
2.875%, 05/15/2049	70	53
2.875%, 05/15/2052	290	218
2.750%, 08/15/2047	460	342
2.513%, 05/15/2049 (F)	410	135
2.375%, 02/15/2042	526	386
2.375%, 05/15/2051	300	202
2.250%, 02/15/2052	1,049	686
2.000%, 11/15/2041	120	83
2.000%, 02/15/2050	20	12
2.000%, 08/15/2051	749	461
1.875%, 02/15/2051	3,050	1,826
1.875%, 11/15/2051	572	341
1.625%, 11/15/2050	2,320	1,303
1.375%, 08/15/2050	790	415
1.250%, 05/15/2050	520	264

SEI Catholic Values Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Protected Securities
1.125%, 01/15/2033	$762	$713
0.125%, 01/15/2030	465	419
U.S. Treasury Notes
5.000%, 08/31/2025	170	171
5.000%, 09/30/2025	50	50
4.750%, 07/31/2025	520	519
4.625%, 09/15/2026	40	40
4.625%, 09/30/2028	20	20
4.625%, 09/30/2030	510	520
4.375%, 08/31/2028	4,010	4,023
4.375%, 11/30/2028	681	684
4.375%, 11/30/2030	630	633
4.250%, 02/28/2031	640	639
4.125%, 07/31/2028	40	40
4.125%, 08/31/2030	270	268
4.000%, 01/31/2029	774	765
4.000%, 07/31/2030	880	866
4.000%, 01/31/2031	710	699
4.000%, 02/15/2034	151	148
3.875%, 08/15/2033	3,094	3,002
3.625%, 05/15/2026	1,006	986
3.375%, 05/15/2033	3,739	3,488
2.750%, 04/30/2027	180	171
2.750%, 08/15/2032	215	192
2.000%, 11/15/2026	2,220	2,082
1.500%, 01/31/2027	1,840	1,694
1.250%, 11/30/2026	3,010	2,762
1.125%, 01/15/2025	1,110	1,073
0.250%, 05/31/2025	90	85

Total U.S. Treasury Obligations
(Cost $57,467) ($ Thousands)		53,531

ASSET-BACKED SECURITIES — 8.6%
Automotive — 1.9%

Avis Budget Rental Car Funding AESOP, Ser 2021-1A, Cl A
1.380%, 08/20/2027 (B)	130	119
Citizens Auto Receivables Trust, Ser 2024-1, Cl A3
5.110%, 04/17/2028 (B)	509	508
Ford Credit Auto Owner Trust, Ser 2020-1, Cl A
2.040%, 08/15/2031 (B)	400	387
Ford Credit Auto Owner Trust, Ser 2021-1, Cl A
1.370%, 10/17/2033 (B)	254	235

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Ford Credit Floorplan Master Owner Trust, Ser 2018-4, Cl A
4.060%, 11/15/2030	$150	$144
GMF Floorplan Owner Revolving Trust, Ser 2023-2, Cl A
5.340%, 06/15/2030 (B)	468	475
Hertz Vehicle Financing, Ser 2021-1A, Cl A
1.210%, 12/26/2025 (B)	100	97
Hertz Vehicle Financing, Ser 2022-5A, Cl B
4.280%, 09/25/2028 (B)	250	237
NextGear Floorplan Master Owner Trust, Ser 2022-1A, Cl A2
2.800%, 03/15/2027 (B)	489	475
Toyota Auto Loan Extended Note Trust, Ser 2021-1A, Cl A
1.070%, 02/27/2034 (B)	456	421
Toyota Lease Owner Trust, Ser 2024-A, Cl A3
5.250%, 04/20/2027 (B)	410	411
US Bank, Ser 2023-1, Cl B
6.789%, 08/25/2032 (B)	232	233
		3,742

Mortgage Related Securities — 0.1%

Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE7, Cl M1
6.335%, TSFR1M + 1.014%, 08/25/2034 (A)	134	129

Other Asset-Backed Securities — 6.6%

AIMCO CLO, Ser 2017-AA, Cl AR
6.629%, TSFR3M + 1.312%, 04/20/2034 (A)(B)	298	298
AMSR Trust, Ser 2021-SFR3, Cl A
1.476%, 10/17/2038 (B)	300	272
AMSR Trust, Ser 2022-SFR3, Cl A
4.000%, 10/17/2039 (B)	236	226
AMSR Trust, Ser 2023-SFR1, Cl A
4.000%, 04/17/2040 (B)	410	389
Applebee's Funding, Ser 2023-1A, Cl A2
7.824%, 03/05/2053 (B)	170	176
BankAmerica Manufactured Housing Contract Trust, Ser 1996-1, Cl B1
7.875%, 10/10/2026	510	10
Cifc Funding, Ser 2024-3A, Cl A
6.916%, TSFR3M + 1.600%, 01/20/2037 (A)(B)	614	615
CIT Mortgage Loan Trust, Ser 2007-1, Cl 1M1
6.935%, TSFR1M + 1.614%, 10/25/2037 (A)(B)	115	114
College Ave Student Loans, Ser 2021-C, Cl C
3.060%, 07/26/2055 (B)	150	130

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Corevest American Finance Trust, Ser 2021-1, Cl A
1.569%, 04/15/2053 (B)	$276	$255
Domino's Pizza Master Issuer, Ser 2021-1A, Cl A2I
2.662%, 04/25/2051 (B)	555	493
FirstKey Homes Trust, Ser 2020-SFR2, Cl A
1.266%, 10/19/2037 (B)	243	226
FirstKey Homes Trust, Ser 2021-SFR3, Cl A
2.135%, 12/17/2038 (B)	267	245
GoodLeap Sustainable Home Solutions Trust, Ser 2022-1GS, Cl A
2.700%, 01/20/2049 (B)	81	67
Home Partners of America Trust, Ser 2021-2, Cl A
1.901%, 12/17/2026 (B)	282	255
Merrill Lynch Mortgage Investors Trust, Ser 2004-WMC5, Cl M1
6.365%, TSFR1M + 1.044%, 07/25/2035 (A)	203	201
National Collegiate Student Loan Trust, Ser 2006-3, Cl B
5.795%, US0001M + 0.360%, 01/26/2032 (A)	250	208
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (B)	121	110
Navient Student Loan Trust, Ser 2016-3A, Cl A3
6.786%, SOFR30A + 1.464%, 06/25/2065 (A)(B)	105	106
Oak Street Investment Grade Net Lease Fund, Ser 2020-1A, Cl A1
1.850%, 11/20/2050 (B)	208	192
Oak Street Investment Grade Net Lease Fund, Ser 2020-1A, Cl A3
2.260%, 11/20/2050 (B)	230	205
Palmer Square CLO, Ser 2021-2A, Cl A1A3
6.578%, TSFR3M + 1.262%, 10/17/2031 (A)(B)	296	296
Palmer Square CLO, Ser 2022-2A, Cl A1
6.888%, TSFR3M + 1.570%, 07/20/2034 (A)(B)	250	250
Palmer Square Loan Funding, Ser 2022-2A, Cl A1
6.584%, TSFR3M + 1.270%, 10/15/2030 (A)(B)	300	300
PFS Financing, Ser 2022-A, Cl A
2.470%, 02/15/2027 (B)	463	450
Planet Fitness Master Issuer, Ser 2018-1A, Cl A2II
4.666%, 09/05/2048 (B)	295	288

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Progress Residential Trust, Ser 2023-SFR2, Cl A
4.500%, 10/17/2028 (B)	$528	$513
Sabey Data Center Issuer, Ser 2020-1, Cl A2
3.812%, 04/20/2045 (B)	77	74
Sabey Data Center Issuer, Ser 2021-1, Cl A2
1.881%, 06/20/2046 (B)	466	418
SBA Small Business Investment, Ser 2023-10A, Cl 1
5.168%, 03/10/2033	312	309
SLM Student Loan Trust, Ser 2021-10A, Cl A4
6.283%, US0003M + 0.670%, 12/17/2068 (A)(B)	92	91
Stack Infrastructure Issuer, Ser 2019-2A, Cl A2
3.080%, 10/25/2044 (B)	159	155
Structured Asset Investment Loan Trust, Ser 2003-BC12, Cl 2A
6.155%, TSFR1M + 0.834%, 11/25/2033 (A)	113	109
Structured Asset Securities Mortgage Loan Trust, Ser 2007-WF1, Cl A1
5.855%, TSFR1M + 0.534%, 02/25/2037 (A)	106	103
Taco Bell Funding, Ser 2021-1A, Cl A2II
2.294%, 08/25/2051 (B)	424	367
Tricon American Homes Trust, Ser 2019-SFR1, Cl A
2.750%, 03/17/2038 (B)	284	268
Tricon American Homes Trust, Ser 2020-SFR2, Cl A
1.482%, 11/17/2039 (B)	218	191
U.S. Small Business Administration, Ser 2010-20B, Cl 1
4.140%, 02/01/2030	27	26
U.S. Small Business Administration, Ser 2011-20G, Cl 1
3.740%, 07/01/2031	104	99
U.S. Small Business Administration, Ser 2011-20H, Cl 1
3.290%, 08/01/2031	58	54
U.S. Small Business Administration, Ser 2013-20G, Cl 1
3.150%, 07/01/2033	234	218
U.S. Small Business Administration, Ser 2014-20C, Cl 1
3.210%, 03/01/2034	222	208
U.S. Small Business Administration, Ser 2015-20F, Cl 1
2.980%, 06/01/2035	68	62
U.S. Small Business Administration, Ser 2017-20H, Cl 1
2.750%, 08/01/2037	154	138

SEI Catholic Values Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
U.S. Small Business Administration, Ser 2018-20A, Cl 1
2.920%, 01/01/2038	$149	$135
U.S. Small Business Administration, Ser 2018-20B, Cl 1
3.220%, 02/01/2038	227	207
U.S. Small Business Administration, Ser 2018-20E, Cl 1
3.500%, 05/01/2038	149	137
U.S. Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	19	17
U.S. Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	19	16
U.S. Small Business Administration, Ser 2022-25D, Cl 1
3.500%, 04/01/2047	320	289
U.S. Small Business Administration, Ser 2022-25E, Cl 1
3.940%, 05/01/2047	324	301
U.S. Small Business Administration, Ser 2022-25G, Cl 1
3.930%, 07/01/2047	431	400
U.S. Small Business Administration, Ser 2022-25K, Cl 1
5.130%, 11/01/2047	251	250
U.S. Small Business Administration, Ser 2023-25C, Cl 1
4.930%, 03/01/2048	251	249
U.S. Small Business Administration, Ser 2023-25G, Cl 1
5.180%, 07/01/2048	466	467
U.S. Small Business Administration, Ser 2023-25J, Cl 1
5.820%, 10/01/2048	436	451
Vantage Data Centers Issuer, Ser 2020-1A, Cl A2
1.645%, 09/15/2045 (B)	162	151
Wendy's Funding, Ser 2019-1A, Cl A2I
3.783%, 06/15/2049 (B)	138	132
Wind River CLO, Ser 2021-3A, Cl A
6.729%, TSFR3M + 1.412%, 07/20/2033 (A)(B)	250	250
		13,232

Total Asset-Backed Securities
(Cost $18,032) ($ Thousands)		17,103

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS — 1.2%
Acrisure LLC, 2021-2 Additional Term Loan, 1st Lien
9.691%, 02/15/2027	$30	$30
Air Canada, Term Loan, 1st Lien
8.935%, 08/11/2028 (A)	30	30
Ali Group, Term Loan B, 1st Lien
7.441%, 07/30/2029 (A)	37	37
Allied Universal Holdco LLC, Initial Term Loan, 1st Lien
9.176%, 05/12/2028 (A)	116	115
Alterra Mountain Company, Series B-2 Term Loan, 1st Lien
8.941%, 08/17/2028 (A)	38	38
Amwins Group Inc., Intial Term Loan, 1st Lien
8.191%, 02/19/2028	10	10
Amwins Group, Inc., Term Loan, 1st Lien
7.691%, 02/19/2028 (A)	9	9
API Group, 1st Lien
7.691%, 10/01/2026	24	24
Asplundh Tree Expert, LLC, Amendment No. 1 Term Loan, 1st Lien
7.176%, 09/07/2027 (A)	9	9
Asurion LLC, B-8 Term Loan, 1st Lien
8.691%, 12/23/2026 (A)	43	43
Asurion LLC, B-9 Term Loan, 1st Lien
8.691%, 07/31/2027 (A)	29	29
Asurion, LLC, New B-11 Term Loan, 1st Lien
9.676%, 08/19/2028 (A)	48	48
athenahealth Group Inc., Initial Term Loan, 1st Lien
8.576%, 02/15/2029 (A)	97	96
Brown Group Holdings, LLC, Intitial Term Loan, 1st Lien
8.176%, 06/07/2028 (A)	39	39
Castlelake Aviation One Designated Activity Company, Initial Term Loan, 1st Lien
7.875%, 10/22/2026 (A)	49	49
Charter Communications Operating
7.329%, 12/07/2030	73	72
Citadel Securities LP, 2023 Term Loan
7.576%, 07/29/2030	29	29
Cloudera, Inc., Initial Term Loan, 1st Lien
9.329%, 10/08/2028 (A)	21	21
Coherent Corp., Initial Term B Loan, 1st Lien
8.191%, 07/02/2029 (A)	52	52
Cotiviti Hldgs Inc, Term Loan
0.000%, 02/21/2031 (G)	170	169
DCert Buyer, Inc., Initial Term Loan, 1st Lien
9.326%, LIBOR + 4.000%, 10/16/2026 (A)	106	105

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Deerfield Dakora Holding, LLC, Term Loan, 1st Lien
9.098%, 04/09/2027	$52	$52
First Eagles Holdings, Inc., Refinancing Term Loan (2020), 1st Lien
7.948%, 02/01/2027	19	19
Focus Financial Partners, LLC Tranche B-7
8.076%, 06/30/2028	77	77
Garda World Security Corporation, Term
9.625%, 02/01/2029	14	14
Genesee & Wyoming Inc., Initial Term Loan, 1st Lien
7.448%, LIBOR + 2.000%, 12/30/2026 (A)	76	76
GFL Environmental Inc., Term Loan
7.816%, CME Term SOFR + 0.000%, 05/31/2027	33	33
GTCR W Merger Sub LLC, 1st Lien
8.326%, 01/31/2031	130	130
Harbor Freight Tools USA, Inc., Initial Loan (2021), 1st Lien
8.191%, 10/19/2027	48	47
Icon Public Limited Company, Lux Term Loan, 1st Lien
7.860%, 07/03/2028 (A)	38	38
Icon Public Limited Company, U.S. Term Loan, 1st Lien
7.860%, 07/03/2028 (A)	9	9
Jazz Pharmaceuticals Public Limited
8.441%, 05/05/2028	79	79
KKR Apple Bidco LLC, Intial Term Loan, 1st Lien
8.191%, 09/22/2028 (A)	30	30
Medline Borrower, LP, Initial Dollar Term Loan, 1st Lien
8.441%, 10/23/2028 (A)	39	39
Milano Acquistion, Term B Loan, 1st Lien
9.448%, 10/01/2027 (A)	58	55
Nexstar Broadcasting, Inc., Term B-4 Loan, 1st Lien
7.941%, LIBOR + 2.750%, 09/18/2026 (A)	21	21
PCI Gaming Authority, Term B Facility Loan, 1st Lien
7.941%, LIBOR + 2.500%, 05/29/2026 (A)	22	22
Peraton Corp., Term B Loan, 1st Lien
9.176%, 02/01/2028 (A)	106	106
Phoenix Guarantor Inc.m Tranche B-4 Term
8.576%, 02/21/2031	102	101
Quikrete Holdings Inc., Fourth Amendment Loan, 1st Lien
8.191%, 03/19/2029	39	39

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Setanta Aircraft, Term Loan B, 1st Lien
7.610%, 11/05/2028	$80	$80
Sotera, Health Holdings, LLC, Refinancing Loan, 1st Lien
8.191%, 12/11/2026 (A)	50	50
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
8.860%, 03/31/2028 (A)	59	57
UFC Holdings, LLC, Term B-3 Loan, 1st Lien
8.336%, 04/29/2026	25	25
VFH Parent LLC, Initial Term Loan, 1st Lien
8.426%, 01/13/2029 (A)	29	29
Virgin Media Bristol LLC, N Facility, 1st Lien
7.932%, LIBOR + 2.500%, 01/31/2028 (A)	75	75

Total Loan Participations
(Cost $2,362) ($ Thousands)		2,357

MUNICIPAL BONDS — 0.7%
California — 0.2%
California State, Build America, GO
7.500%, 04/01/2034	280	329

Colorado — 0.1%
City & County of Denver, Airport System Revenue, Ser C, RB
1.722%, 11/15/2027	190	171

Illinois — 0.2%
Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	345	364

Massachusetts — 0.1%
Massachusetts State, Educational Financing Authority, Ser A, RB
4.141%, 07/01/2027	285	278

Michigan — 0.0%
Michigan State University, Ser A, RB
4.165%, 08/15/2122	83	66

New York — 0.1%
New York State, Urban Development, RB
5.770%, 03/15/2039	275	280

Total Municipal Bonds
(Cost $1,639) ($ Thousands)		1,488

SEI Catholic Values Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT — 0.6%

Argentine Republic Government International Bond
3.500%, 07/09/2041(C)	$20	$7
1.000%, 07/09/2029	14	6
0.750%, 07/09/2030(C)	170	78
Brazilian Government International Bond
4.750%, 01/14/2050	200	148
Colombia Government International Bond
5.625%, 02/26/2044	200	156
Mexico Government International Bond
4.600%, 02/10/2048	430	339
Nigeria Government International Bond MTN
6.500%, 11/28/2027(B)	200	182
Peruvian Government International Bond
5.625%, 11/18/2050	70	69
Provincia de Buenos Aires MTN
6.375%, 09/01/2037(B)(C)	337	130

Total Sovereign Debt
(Cost $1,373) ($ Thousands)		1,115

	Shares
CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Institutional Class
5.140%**†	2,273,891	2,274
Total Cash Equivalent
(Cost $2,274) ($ Thousands)		2,274

PURCHASED OPTIONS — 0.0%
Total Purchased Options
(Cost $27) ($ Thousands)		27

Total Investments in Securities — 101.9%
(Cost $217,678) ($ Thousands)		$202,435

Description	Face Amount (Thousands)	Market Value ($ Thousands)
TBA SECURITIES SOLD SHORT — (0.3)%
FNMA TBA
3.500%, 04/15/2054	$(200)	$(178)
2.500%, 04/15/2054	(400)	(329)

Total TBA Securities Sold Short
(Proceeds $505) ($ Thousands)		(507)

Total Investments Sold Short — (0.3)%
(Proceeds $505) ($ Thousands)		$(507)

WRITTEN OPTIONS — (0.0)%
Total Written Options
(Premiums Received $47) ($ Thousands)		$(23)

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Fixed Income Fund (Continued)

A list of the open options held by the Fund at February 29, 2024, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Put Options
December 2024, 3 Month SOFR Option	12	$2,880	$96.00	12/21/2024	$22
March 2024, U.S. 5Y Future Option	41	4,356	106.25	3/16/2024	–
March 2024, U.S. 10Y Future Option	20	2,190	109.50	3/16/2024	–

		9,426			22

Call Options
March 2024, U.S. 5Y Future Option	41	4,397	107.25	3/16/2024	1
March 2024, U.S. 10Y Future Option	20	2,220	111.00	3/16/2024	–
USD C/EUR P EXPIRATION: 03/12/2024 Strike Price $1.0808	930,519	1,006	1.08	3/16/2024	4

		7,623			5

Total Purchased Options		$17,049			$27
WRITTEN OPTIONS — 0.0%
Put Options
December 2024, 3 Month SOFR Option	(12)	$(2,865)	95.50	12/21/2024	$(12)
March 2024, U.S. 5Y Future Option	(14)	(1,494)	106.75	03/16/2024	(1)
March 2024, U.S. 10Y Future Option	(7)	(772)	110.25	03/16/2024	–

		(5,131)			(13)

Call Options
December 2024, 3 Month SOFR Option	(12)	(2,914)	97.13	12/21/2024	(2)
September 2024, 3 Month SOFR Option	(28)	(6,790)	97.00	09/21/2024	(3)
March 2024, U.S. 5Y Future Option	(14)	(1,494)	106.75	03/16/2024	(3)
March 2024, U.S. 10Y Future Option	(7)	(772)	110.25	03/16/2024	(2)

		(11,970)			(10)

Total Written Options		$(17,101)			$(23)

A list of the open futures contracts held by the Fund at February 29, 2024, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation)(Thousands)
Long Contracts
3 Month SOFR	33	Mar-2025	$7,894	$7,878	$(16)
3 Month SOFR	51	Mar-2026	12,247	12,277	30
U.S. 5-Year Treasury Note	27	Jun-2024	2,883	2,887	4
U.S. 10-Year Treasury Note	149	Jun-2024	16,424	16,455	31
U.S. Long Treasury Bond	6	Jun-2024	710	716	6
U.S. Ultra Long Treasury Bond	9	Jun-2024	1,143	1,151	8
			41,301	41,364	63
Short Contracts
U.S. 2-Year Treasury Note	(1)	Jun-2024	$(205)	$(205)	$–
Ultra 10-Year U.S. Treasury Note	(22)	Jun-2024	(2,502)	(2,512)	(10)
			(2,707)	(2,717)	(10)
			$38,594	$38,647	$53

SEI Catholic Values Trust

A list of the open forward foreign currency contracts held by the Fund at February 29, 2024, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	03/13/24	USD	319	EUR	294	$(1)
Citigroup	04/19/24	CAD	270	USD	202	3
Citigroup	04/19/24	USD	322	EUR	292	(5)
Citigroup	04/19/24	EUR	348	NOK	3,944	(4)
Citigroup	04/19/24	GBP	370	USD	471	3
Citigroup	04/19/24	USD	541	AUD	807	(15)
Citigroup	04/19/24	USD	639	IDR	9,959,840	(6)
Citigroup	04/19/24	EUR	460	USD	501	3
Citigroup	04/19/24	EUR	430	USD	464	(3)
Citigroup	04/19/24	USD	927	CAD	1,241	(12)
Citigroup	04/19/24	USD	1,539	JPY	220,193	(55)
Citigroup	04/19/24	CNH	3,835	USD	539	5
Citigroup	04/19/24	IDR	9,959,840	USD	635	2
						$(85)

A list of open centrally cleared swap agreements held by the Fund at February 29, 2024, is as follows:

Credit Default Swap - Buy Protection
Reference Entity/ Obligation	Pay Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.41	5.00%	Quarterly	12/20/2028	$164	$(10)	$(1)	$(9)

Credit Default Swap - Sell Protection
Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.IG.41	1.00%	Quarterly	12/20/2028	$14,833	$305	$178	$127

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
USD-SOFR-OIS COMPOUND	4.1% FIXED	Annually	03/10/2026	USD	6,682	$(52)	$57	$(109)
3.54%	SOFR	Annually	10/31/2030	USD	3,059	68	15	53
3.4% FIXED	USD-SOFR-OIS COMPOUND	Annually	03/10/2034	USD	1,490	57	(23)	80
1.5%	SOFR	Annually	02/15/2047	USD	175	60	2	58
1.52%	Secured Overnight Financing Rate - SOFR	Annually	02/15/2047	USD	268	91	(9)	100
2.6%	SOFR	Annually	02/15/2048	USD	1,170	210	107	103
3.05% FIXED	USD-SOFR-OIS COMPOUND	Annually	02/15/2048	USD	864	94	32	62
3.15%	SOFR	Annually	05/15/2048	USD	1,140	106	39	67
3.87%	SOFR	Annually	02/28/2031	USD	2,385	(3)	(5)	2
						$631	$215	$416

SEI Catholic Values Trust

SCHEDULE OF INVESTMENTS

February 29, 2024

Catholic Values Fixed Income Fund (Concluded)

A list of open over the counter swap agreements held by the Fund at February 29, 2024, is as follows:

Interest Rate Swap
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Citibank	10.2375%	BRL-CDI	Annually	01/02/2029	BRL	7,070	$(7)	$–	$(7)

Percentages are based on Net Assets of $198,617 ($ Thousands).
**	The rate reported is the 7-day effective yield as of February 29, 2024.
†	Investment in Affiliated Security (see Note 5).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On February 29, 2024, the value of these securities amounted to $32,606 ($ Thousands), representing 16.4% of the Net Assets of the Fund.

(C)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(D)	Perpetual security with no stated maturity date.
(E)	Zero coupon security.
(F)	Interest rate represents the security's effective yield at the time of purchase.
(G)	No interest rate available.

ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CDI — Brazilian Interbank Deposit Rate (Certificado de Deposito Interbancario)
Cl — Class
CLO — Collateralized Loan Obligation
CMO — Collateralized Mortgage Obligation
CNH — Chinese Yuan Offshore
DAC — Designated Activity Company
EUR — Euro
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FRESB — Freddie Mac Small Balance Mortgage Trust
GBP — British Pound Sterling
GNMA — Government National Mortgage Association
GO — General Obligation
H15T1Y — U.S. Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y — U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IDR — Indonesian Rupiah
IO — Interest Only — face amount represents notional amount
JPY — Japanese Yen
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company
LP — Limited Partnership
MTN — Medium Term Note
NOK — Norwegian Krone
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secured Overnight Financing Rate
SOFR30A — Secured Overnight Financing Rate 30-day Average
STACR — Structured Agency Credit Risk

TBA — To Be Announced
TSFR1M — Term Secured Overnight Financing Rate 1 Month
TSFR3M — Term Secured Overnight Financing Rate 3 Months
USD — U.S. Dollar
US0001M — U.S. Dollar LIBOR 1-Month
US0003M — U.S. Dollar LIBOR 3-Month
US0012M — U.S. Dollar LIBOR 12-Month

SEI Catholic Values Trust

The following is a summary of the level of inputs used as of February 29, 2024, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	68,675	–	68,675
Corporate Obligations	–	55,865	–	55,865
U.S. Treasury Obligations	–	53,531	–	53,531
Asset-Backed Securities	–	17,103	–	17,103
Loan Participations	–	2,357	–	2,357
Municipal Bonds	–	1,488	–	1,488
Sovereign Debt	–	1,115	–	1,115
Cash Equivalent	2,274	–	–	2,274
Purchased Options	27	–	–	27
Total Investments in Securities	2,301	200,134	–	202,435

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
TBA Securities Sold Short	–	(507)	–	(507)
Written Options	(23)	–	–	(23)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	79	–	–	79
Unrealized Depreciation	(26)	–	–	(26)
Forward Contracts*
Unrealized Appreciation	–	16	–	16
Unrealized Depreciation	–	(101)	–	(101)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	127	–	127
Unrealized Depreciation	–	(9)	–	(9)
Interest Rate Swaps*
Unrealized Appreciation	–	525	–	525
Unrealized Depreciation	–	(109)	–	(109)
OTC Swap
Interest Rate Swap*
Unrealized Depreciation	–	(7)	–	(7)
Total Other Financial Instruments	30	(65)	–	(35)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a summary of the transactions with affiliates for the year ended February 29, 2024 ($ Thousands):

Security Description	Value 2/28/2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 2/29/2024	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$4,436	$84,355	$(86,517)	$—	$—	$2,274	$150	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

February 29, 2024

	Catholic Values Equity Fund		Catholic Values Fixed Income Fund
Assets:
Investments, at Value †	$353,483		$200,161
Affiliated Investments, at Value ††	4,022		2,274
Cash	2,793		3
Cash Collateral on Futures	212		221
Cash Collateral on Centrally Cleared Swap Contracts	–		532
Foreign Currency, at Value †††	35		105
Receivable for Fund Shares Sold	2		1
Receivable for Investment Securities Sold	1,092		795
Dividends and Interest Receivable	448		1,343
Receivable for Investment Securities Sold - TBA	–		811
Unrealized Appreciation on Forward Foreign Currency Contracts	–		16
Foreign Tax Reclaim Receivable	84		–
Due from custodian	–		84
Receivable for Variation Margin on Swap Contracts	–		3
Receivable for Variation Margin on Futures Contracts	21		–
Prepaid Expenses	13		8
Total Assets	362,205		206,357
Liabilities:
Payable for Investment Securities Purchased	1,105		5,943
Payable for Fund Shares Redeemed	16		11
Income Distribution Payable	–		3
OTC Swap Contracts, at Value	–		7
Options Written, at Value #	–		23
Payable for Investment Securities Purchased - TBA	–		811
TBA Securities Sold Short, at Value @	–		507
Payable for Variation Margin on Futures Contracts	–		146
Payable for Variation Margin on Swap Contracts	–		24
Administration Fees Payable	66		–
Shareholder Servicing Fees Payable, Class F	24		11
Unrealized Depreciation on Forward Foreign Currency Contracts	–		101
Trustees Fees Payable	2		1
Chief Compliance Officer Fees Payable	1		1
Investment Advisory Fees Payable	117		45
Accrued Expense Payable	91		106
Total Liabilities	1,422		7,740
Net Assets	$360,783		$198,617
† Cost of Investments	$251,001		$215,404
†† Cost of Affiliated Investments	4,022		2,274
††† Cost of Foreign Currency	35		96
@ Proceeds from TBA Securities Sold Short	–		(505)
# Premiums Received on Written Options	–		(47)
Net Assets:
Paid-in Capital — (Unlimited Authorization — No Par Value)	$251,831		$229,086
Total Distributable Earnings (Accumulated Losses)	108,952		(30,469)
Net Assets	$360,783		$198,617
Net Asset Value, Offering and Redemption Price Per Share — Class F	$15.05		$8.57
	($328,426,310 ÷ 21,826,244 shares	)	($147,199,801 ÷ 17,182,373 shares )
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$15.02		$8.57
	($32,357,038 ÷ 2,154,215 shares	)	($51,417,616 ÷ 5,998,665 shares )

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended February 29, 2024

	Catholic Values Equity Fund	Catholic Values Fixed Income Fund
Investment Income:
Dividends	$5,917	$–
Income from Affiliated Registered Investment Company(1)	239	150
Interest Income	100	7,426
Less: Foreign Taxes Withheld	(193)	–
Total Investment Income	6,063	7,576
Expenses:
Investment Advisory Fees	1,947	646
Administration Fees	974	369
Shareholder Servicing Fees, Class F Shares	740	352
Professional Fees	74	42
Registration Fees	55	33
Pricing Fees	35	164
Custodian/Wire Agent Fees	30	77
Printing Fees	28	20
Trustees' Fees	8	5
Chief Compliance Officer Fees	3	1
Other Expenses	41	25
Total Expenses	3,935	1,734
Less:
Waiver of Investment Advisory Fees	(593)	(95)
Reimbursement from Investment Adviser	–	–
Waiver of Shareholder Servicing Fees, Class F Shares	(706)	(352)
Waiver of Administration Fees	(127)	(138)
Net Expenses	2,509	1,149
Net Investment Income	3,554	6,427
Net Realized Gain (Loss) on:
Investments	12,167	(7,116)
Futures Contracts	718	(630)
Forward Foreign Currency Contracts	20	(166)
Foreign Currency Transactions	(25)	109
Foreign Capital Gains Tax	(6)	–
Written Options and Swaptions	–	733
Purchased Options and Swaptions	–	(674)
Swap Contracts	–	768
Net Realized Gain (Loss)	12,874	(6,976)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	47,036	6,519
Futures Contracts	243	32
TBA Securities Sold Short	–	(2)
Forward Foreign Currency Contracts	–	(30)
Foreign Capital Gains Tax	11	–
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	7	19
Written Options and Swaptions	–	101
Purchased Options and Swaptions	–	(1)
Swap Contracts	–	(796)
Net Change in Unrealized Appreciation (Depreciation)	47,297	5,842
Net Realized and Unrealized Gain (Loss)	60,171	(1,134)
Net Increase in Net Assets Resulting from Operations	$63,725	$5,293

(1)	See Note 5 in the Notes to the Financial Statements.
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended February 29, 2024 and February 28, 2023

	Catholic Values Equity Fund		Catholic Values Fixed Income Fund
	2/29/2024	2/28/2023	2/29/2024	2/28/2023
Operations:
Net Investment Income	$3,554	$3,340	$6,427	$4,414
Net realized gain (loss)	12,874	(5,074)	(6,976)	(7,560)
Net change in unrealized appreciation (depreciation)	47,297	(24,247)	5,842	(17,594)
Net Increase (Decrease) in Net Assets Resulting from Operations	63,725	(25,981)	5,293	(20,740)
Distributions:
Class F	(4,001)	(9,737)	(4,380)	(3,260)
Class Y	(403)	(954)	(1,456)	(1,014)
Total Distributions	(4,404)	(10,691)	(5,836)	(4,274)
Capital Share Transactions:
Class F:
Proceeds from Shares Issued	9,791	4,210	18,715	4,164
Reinvestment of Dividends & Distributions	3,972	9,716	4,349	3,243
Cost of Shares Redeemed	(25,930)	(8,704)	(5,442)	(5,563)
Net Increase (Decrease) in Net Assets from Class F Transactions	(12,167)	5,222	17,622	1,844
Class Y:
Proceeds from Shares Issued	6,452	375	14,807	1,498
Reinvestment of Dividends & Distributions	402	952	1,456	1,013
Cost of Shares Redeemed	(6,642)	(1,182)	(4,507)	(3,044)
Net Increase (Decrease) in Net Assets from Class Y Transactions	212	145	11,756	(533)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(11,955)	5,367	29,378	1,311
Net Increase (Decrease) in Net Assets	47,366	(31,305)	28,835	(23,703)
Net Assets:
Beginning of Year	313,417	344,722	169,782	193,485
End of Year	$360,783	$313,417	$198,617	$169,782
Capital Share Transactions:
Class F:
Shares Issued	737	325	2,162	466
Shares Issued in Lieu of Dividends & Distributions	276	805	507	366
Shares Redeemed	(1,937)	(677)	(631)	(621)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(924)	453	2,038	211
Class Y:
Shares Issued	482	29	1,746	168
Shares Issued in Lieu of Dividends & Distributions	28	79	170	114
Shares Redeemed	(499)	(93)	(518)	(345)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	11	15	1,398	(63)

Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust

FINANCIAL HIGHLIGHTS

For the years February 29, or February 28,

For a share outstanding throughout the years

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Catholic Values Equity Fund
Class F
2024	$12.59	$0.15	$2.49	$2.64	$(0.14)	$(0.04)	$(0.18)	$15.05	21.08%	$328,426	0.78%	1.24%	1.10%	28%
2023	14.12	0.14	(1.23)	(1.09)	(0.13)	(0.31)	(0.44)	12.59	(7.57)	286,483	0.86	1.24	1.07	33
2022	15.20	0.10	1.34	1.44	(0.10)	(2.42)	(2.52)	14.12	8.72	314,736	0.86	1.23	0.61	37
2021	11.71	0.11	3.82	3.93	(0.12)	(0.32)	(0.44)	15.20	33.76	294,671	0.86	1.23	0.87	65
2020	11.93	0.15	0.14	0.29	(0.15)	(0.36)	(0.51)	11.71	2.09	218,926	0.86	1.24	1.19	34
Class Y
2024	$12.57	$0.15	$2.48	$2.63	$(0.14)	$(0.04)	$(0.18)	$15.02	21.04%	$32,357	0.76%	0.99%	1.10%	28%
2023	14.09	0.15	(1.22)	(1.07)	(0.14)	(0.31)	(0.45)	12.57	(7.42)	26,934	0.76	0.99	1.17	33
2022	15.17	0.11	1.35	1.46	(0.12)	(2.42)	(2.54)	14.09	8.82	29,986	0.76	0.98	0.68	37
2021	11.69	0.13	3.81	3.94	(0.14)	(0.32)	(0.46)	15.17	33.84	21,759	0.76	0.98	0.99	65
2020	11.90	0.16	0.15	0.31	(0.16)	(0.36)	(0.52)	11.69	2.28	22,026	0.76	0.99	1.31	34
Catholic Values Fixed Income Fund
Class F
2024	$8.60	$0.30	$(0.06)	$0.24	$(0.24)	$(0.03)	$(0.27)	$8.57	2.77%	$147,200	0.63%	1.00%	3.48%	105%
2023	9.87	0.22	(1.27)	(1.05)	(0.22)	—	(0.22)	8.60	(10.70)	130,176	0.71	0.97	2.51	101
2022	10.34	0.15	(0.38)	(0.23)	(0.21)	(0.03)	(0.24)	9.87	(2.29)	147,409	0.71	0.97	1.48	76
2021	10.56	0.19	0.05	0.24	(0.20)	(0.26)	(0.46)	10.34	2.25	137,169	0.71	0.95	1.88	126
2020	9.83	0.25	0.84	1.09	(0.28)	(0.08)	(0.36)	10.56	11.28	115,971	0.71	0.95	2.54	128
Class Y
2024	$8.61	$0.30	$(0.06)	$0.24	$(0.25)	$(0.03)	$(0.28)	$8.57	2.75%	$51,417	0.61%	0.75%	3.50%	105%
2023	9.88	0.23	(1.28)	(1.05)	(0.22)	—	(0.22)	8.61	(10.65)	39,606	0.61	0.72	2.60	101
2022	10.35	0.16	(0.38)	(0.22)	(0.22)	(0.03)	(0.25)	9.88	(2.21)	46,076	0.61	0.72	1.58	76
2021	10.56	0.21	0.05	0.26	(0.21)	(0.26)	(0.47)	10.35	2.45	38,212	0.61	0.70	1.99	126
2020	9.84	0.27	0.82	1.09	(0.29)	(0.08)	(0.37)	10.56	11.28	58,798	0.61	0.70	2.62	128

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
The accompanying notes are an integral part of the financial statements.
Amounts designated as "—" are either $0 or have been rounded to $0.

SEI Catholic Values Trust

NOTES TO FINANCIAL STATEMENTS

February 29, 2024

1. ORGANIZATION

SEI Catholic Values Trust (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 8, 2014.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with two operational Funds: Catholic Values Equity Fund (“Equity Fund”) and Catholic Values Fixed Income Fund (“Fixed Income Fund”) (each a “Fund,” collectively, the “Funds”), both of which are diversified Funds. The Trust is registered to offer: Class F and Class Y shares of the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

In addition to its objective and strategies, each of the Funds makes investment decisions consistent with Catholic values on a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. Potential investments for the Funds are first selected for financial soundness and then evaluated according to the Funds’ social criteria. The Adviser has engaged an independent compliance support organization that has identified a list of issuers that do not align with Catholic values. The Funds will not invest in issuers identified through this process. The Adviser reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation —Pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the "Board"), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds' Valuation and Pricing Policy. The Trust's Board of Trustees has designated SEI Investments Management Corporation ("SIMC") as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the "Rule") under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board's designation, has appointed a valuation committee of SIMC persons to function as the Valuation Designee (the "Committee") and has established a Valuation and Pricing Policy to implement the Rule and the Fund's' Valuation and Pricing Policy (together with SIMC's Valuation and Pricing Policy, the "Procedures").

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, or in the case of an equity tranche of a CDO/CLO, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies

SEI Catholic Values Trust

and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“Centrally Cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC,

through the Committee or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, monitors the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Committee, if it receives such notification from a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Procedures. The Committee must monitor for circumstances that may necessitate that a security be valued using the Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below). When a security is valued in accordance with the Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Valuation Designee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective

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NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2024

factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The Equity Fund and Fixed Income Fund, which may hold international securities, use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S.

securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts.

The valuation techniques used by the Funds to measure fair value during the year ended February 29, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs.

SEI Catholic Values Trust

For the year ended February 29, 2024, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The

Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of February 29, 2024, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are market-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the future contracts.

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NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2024

Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of February 29, 2024, if applicable.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Options Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. In connection with option agreement securities may be set aside as collateral by a Fund’s custodian.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open options contracts as February 29, 2024, if applicable.

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss,

SEI Catholic Values Trust

unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments for details regarding securities sold short as of February 29, 2024, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “Basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are “marked-to-market” daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Centrally Cleared swaps are valued at the settlement price established each day by the board on exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“Variation Margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the swap contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the swap contracts. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, for details regarding open swap agreements as of February 29, 2024, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary

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NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2024

settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “Equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities — Throughout the period, the Funds may own private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At February 29, 2024, the Funds did not own any restricted securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non- class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Cash — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Dividends and Distributions to Shareholders — The Equity Fund will distribute its net investment income annually. The Fixed Income Fund declares its net investment income daily and distributes monthly. The Funds make distributions of capital gains, if any, at least annually.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital

SEI Catholic Values Trust

gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

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NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2024

As of February 29, 2024, the Fixed Income Fund is the seller (“Providing Protection”) on a total notional amount of $14.8 million. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund were the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$14,833,000	$—	$—	$14,833,000
> than 100	—	—	—	—	—	—
Total	$—	$—	$14,833,000	$—	$—	$14,833,000

* The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to derivatives held throughout the period. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedules of Investments and the Statements of Operations.

The fair value of derivative instruments as of February 29, 2024 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Catholic Values Equity Fund
Equity contracts	Unrealized appreciation on futures contracts	$290	*	Unrealized depreciation on futures contracts	$—
Total Derivatives not accounted for as hedging instruments		$290			$—

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Catholic Values Fixed Income Fund
Credit Contracts	Unrealized appreciation on swap contracts	$127	†	Unrealized depreciation on swap contracts	$9	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	16		Unrealized loss on forward foreign currency contracts	101
Interest rate contracts	Unrealized appreciation on futures contracts	79	*	Unrealized depreciation on futures contracts	26	*
	Unrealized appreciation on swap contracts	525	†	Unrealized depreciation on swap contracts	116	†
	Investments purchased, at value	27		Options written, at value	23
Total Derivatives not accounted for as hedging instruments		$774			$275

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

† Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for OTC swap contracts that have paid premiums. Only current day’s variation margin is reported within the Statement of Assets & Liabilities for centrally cleared swap contracts.

The effect of derivative instruments on the Statements of Operations for the year ended February 29, 2024.

SEI Catholic Values Trust

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
Catholic Values Equity Fund	$		$		$		$		$		$
Foreign exchange contracts		—		—		—		20		—		20
Equity contracts		—		—		718		—		—		718
Total		$—		$—		$718		$20		$—		$738

Catholic Values Fixed Income Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(630)		—		396		(234)
Foreign exchange contracts		(19)		—		—		(166)		—		(185)
Credit contracts		—		—		—		—		372		372
Equity contracts		(655)		733		—		—		—		78
Total		$(674)		$733		$(630)		$(166)		$768		$31

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
Catholic Values Equity Fund	$		$		$		$		$		$
Equity contracts		—		—		243		—		—		243
Total		$—		$—		$243		$—		$–		$243

Catholic Values Fixed Income Fund	$		$		$		$		$		$
Interest rate contracts		—		—		32		—		(735)		(703)
Foreign exchange contracts		—		—		—		(30)		—		(30)
Credit contracts		—		—		—		—		(61)		(61)
Equity contracts		(1)		101		—		—		—		100
Total		$(1)		$101		$32		$(30)		$(796)		$(694)

The following table discloses the average quarterly balances of the Funds’ derivative activity during the year ended February 29, 2024 ($ Thousands):

	Catholic Values Equity Fund	Catholic Values Fixed Income Fund
Futures Contracts:
Average Notional Balance Long	$4,927	$26,844
Average Notional Balance Short	–	17,819
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	6,355
Average Notional Balance Short	–	6,285
Credit Default Swaps:
Average Notional Balance Buy Protection	–	165
Average Notional Balance Sell Protection	–	14,963
Interest Rate Swaps
Average Notional Balance	–	29,306
Options/Swaptions:
Average Notional Balance Long†	–	79
Average Notional Balance Short†	–	86

† Represents cost.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements —SIMC serves as each Fund’s investment adviser (the “Adviser”) and “Manager of Managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated

SEI Catholic Values Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2024

daily and paid monthly, based on the average daily net assets of each Fund.

The Fund has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which a shareholder servicing fee of up to 0.25% of the average daily net assets of Class F shares of the Funds will be paid to other service providers. Under the Shareholder Servicing Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Voluntary Expense Limitation
Catholic Values Equity Fund
Class F	0.60%	0.25%	0.86%
Class Y	0.60%	0.00%	0.76%
Catholic Values Fixed Income Fund
Class F	0.35%	0.25%	0.71%
Class Y	0.35%	0.00%	0.61%

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Catholic Values Equity Fund	0.300%	0.260%	0.210%	0.1700%	0.120%
Catholic Values Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

Investment Sub-Advisory Agreements — As of February 29, 2024, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser
Catholic Values Equity Fund
Brandywine Global Investment Management, LLC
Copeland Capital Management, LLC
Fred Alger Management, LLC
Jupiter Asset Management Ltd.
Lazard Asset Management LLC
Leeward Investments, LLC
Parametric Portfolio Associates, LLC
Catholic Values Fixed Income Fund
Income Research & Management
Western Asset Management Company, LLC
Western Asset Management Company Limited

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee, paid by SIMC.

U.S. Bank, N.A. serves as the custodian of the Fixed Income Fund. Brown Brothers Harriman & Co. serves as the custodian of the Equity Fund. The custodians play no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Refer to each Fund’s Schedule of Investments for details regarding transactions with affiliates for the year ended February 29, 2024, if applicable.

Payment to Affiliates — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The

SEI Catholic Values Trust

Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes.

Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the Trust’s Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended February 29, 2024 the Trust has not participated in the Program.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended February 29, 2024, were as follows:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Catholic Values Equity Fund
Purchases	$—	$90,403	$90,403
Sales	—	102,348	102,348
Catholic Values Fixed Income Fund
Purchases	197,898	20,833	218,731
Sales	168,035	20,704	188,739

7. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily attributable to gains and losses on passive foreign investment companies and distribution reclassification. The temporary differences are primarily attributable to perpetual bond adjustments, FX mark-to-market, mark-to-market on open futures, straddle loss deferral, deferred start-up costs, and passive foreign investment companies marked to market. There are no permanent differences in the current year that would require a charge or credit to distributable earnings or Paid-in Capital accounts.

The tax character of dividends and distributions during the last two fiscal years was as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Catholic Values Equity Fund
2024	$3,386	$1,018	$4,404
2023	3,477	7,214	10,691
Catholic Values Fixed Income Fund
2024	5,836	—	5,836
2023	4,274	—	4,274

SEI Catholic Values Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2024

As of February 29, 2024, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Catholic Values Equity Fund	$447	$8,367	$—	$—	$—	$100,150	$(12)	$108,952
Catholic Values Fixed Income Fund	612	—	(15,033)	—	—	(14,850)	(1,198)	(30,469)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Losses carried forward are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Catholic Values Fixed Income Fund	$4,983	$10,050	$15,033

During the fiscal year ended February 29, 2024, the Catholic Values Equity Fund utilized $2,841 in capital loss carryforwards to offset capital gains.

For Federal income tax purposes, the cost of securities owned at February 29, 2024, and net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales, perpetual bonds and PFIC MTM, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at February 29, 2024, were as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Catholic Values Equity Fund	$257,353	$115,203	$(15,053)	$100,150
Catholic Values Fixed Income Fund	217,836	1,189	(16,039)	(14,850)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of February 29, 2024, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Policy to record interest and penalties, if any.

8. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these

SEI Catholic Values Trust

securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Catholic Values Investing Risk — The Funds consider the United States Conference of Catholic Bishops' Socially Responsible Investing Guidelines (“Guidelines”) in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the investment. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a swap. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by some shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Current Market Conditions Risk — Current market conditions risk is the risk that a particular investment, or shares of the Funds in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and

SEI Catholic Values Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2024

the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations that could directly impact the Funds, and any regulatory changes could adversely impact the Funds' ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Funds' assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. Advancements in technology may also adversely impact markets and the overall performance of the Funds.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risk that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Investment Style Risk —The risk that the equity or fixed income securities in which a Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

Leverage Risk — The Fund’s use of equity swaps may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s

SEI Catholic Values Trust

share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Manager Risk — The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or failure in implementing the Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Participation Notes (P-Notes) Risk — Participation notes (P-Notes) are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Small and Medium Capitalization Risk —The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small

SEI Catholic Values Trust

NOTES TO FINANCIAL STATEMENTS (Concluded)

February 29, 2024

capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

U.S. Government Securities Risk —Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of February 29, 2024, SPTC held of record the following:

Catholic Values Equity Fund
Class F	98.28%
Class Y	60.59%
Catholic Values Fixed Income Fund
Class F	97.14%
Class Y	58.36%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

10. REGULATORY MATTERS

Effective June 30, 2023, the U.K. Financial Conduct Authority stopped compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (composed of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, to replace U.S. dollar LIBOR. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, the Adjustable Interest Rate Act was signed into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. As of July 1, 2023 and continuing through September 30, 2024, U.K. Financial Conduct Authority has permitted the publishing 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts. Transitioning away from LIBOR may affect the value, liquidity or return of an investment or result in administrative costs or delays.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of February 29, 2024.

SEI Catholic Values Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees SEI Catholic Values Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Catholic Values Trust, comprised of Catholic Values Equity Fund and Catholic Values Fixed Income Fund (collectively, the Funds), including the schedules of investments, as of February 29, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 29, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2024, by correspondence with the custodians, transfer agent, agent banks and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania April 26, 2024

SEI Catholic Values Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of February 29, 2024.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 77 yrs. old	Chairman of the Board of Trustees*	since 2015	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	98

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 83 yrs. old	Trustee*	since 2015	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003). Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	98

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II from 1991 to 2018. Trustee of Bishop Street Funds from 2006 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Catholic Values Trust

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 66 yrs. old	Trustee	since 2015	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	98

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2015	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	98

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 69 years old	Trustee	since 2015	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	98

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 73 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.	98

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 65 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	98

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Catholic Values Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 77 yrs. Old	President and CEO	since 2015	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Controller and Chief Financial Officer	since 2023

Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager, Funds Accounting, SEI Investments Global Funds Services from 2005-2023.

				N/A	N/A
Stephen Panner One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Vice President and Secretary	since 2015

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 44 yrs. Old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust and New Covenant Funds.

SEI Catholic Values Trust

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2015

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 56 yrs. old	Vice President	since 2015	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget Sudall One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2024

Anti-Money Laundering Compliance Officer and Privacy Officer. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Catholic Values Trust

DISCLOSURE OF FUND EXPENSES (Unaudited)

February 29, 2024

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (September 1, 2023 through February 29, 2024).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Annualized Expense Ratios	Expenses Paid During Period *
Catholic Values Equity Fund
Actual Fund Return
Class F	$1,000.00	$1,121.70	0.86%	$4.54
Class Y	1,000.00	1,122.10	0.76	4.01
Hypothetical 5% Return
Class F	$1,000.00	$1,020.59	0.86%	$4.32
Class Y	1,000.00	1,021.08	0.76	3.82

	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Annualized Expense Ratios	Expenses Paid During Period *
Catholic Values Fixed Income Fund
Actual Fund Return
Class F	$1,000.00	$1,021.00	0.71%	$3.57
Class Y	1,000.00	1,020.30	0.61	3.06
Hypothetical 5% Return
Class F	$1,000.00	$1,021.33	0.71%	$3.57
Class Y	1,000.00	1,021.83	0.61	3.07

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

SEI Catholic Values Trust

REVIEW OF THE LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

February 29, 2024

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on January 31, 2024, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2023 calendar year. The SIMC Liquidity Risk Oversight Committee also reported that with respect to the Trust there were no reportable liquidity events during the period. The SIMC Liquidity Risk Oversight Committee noted that the Program was updated to reflect the current process for overriding liquidity classifications and related controls.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Catholic Values Trust

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Catholic Values Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve or renew an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve or renew the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Funds in connection with the renewal of the Investment Advisory Agreements (the “Broadridge Report”); (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance

SEI Catholic Values Trust

over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 20-22, 2023 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two year term) renewed at meetings of the Board held during the course of the Trust’s fiscal year on March 20-22, 2023, June 12-14, 2023, September 11-13, 2023 and December 4-6, 2023. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the approval or renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support the renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support the approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that

SEI Catholic Values Trust

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval or renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported the approval or renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Catholic Values Trust

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a February 29, 2024, taxable year end, this notice is for informational purposes only. For shareholders with a February 29, 2024, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended February 29, 2024, the Funds are designating long      and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	Qualifying Business Income (3)	(G) U.S. Government Interest (4)	(H) Interest Related Dividends (5)	(I) Short-Term Capital Gain Dividends (6)
Equity Fund*	0.00%	23.11%	76.89%	100.00%	100.00%	100.00%	0.00%	0.00%	1.80%	0.00%
Fixed Income Fund*	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%

(1) “Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) “Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3) The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(4) “U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(5) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(6) The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

* Shareholders who are residents of California, Connecticut and New York, these funds have not met the statutory threshold requirements to permit exemption of these amounts from state income tax.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions”.

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Catholic Values Trust

SEI Catholic Values Trust/Annual Report/February 29, 2024

Trustees

Robert A. Nesher, Chairman

William M. Doran

Nina Lesavoy

James M. Williams

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Glenn R. Kurdziel

Controller and Chief Financial Officer

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Katherine Mason

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-198 (2/24)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is Susan C. Cote. Ms. Cote is independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2024 and 2023 as follows:

		Fiscal Year 2024			Fiscal Year 2023
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$65,220	$0	N/A	$65,220	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$285,509	$0	$0	$334,750	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax fees include amounts related to tax compliance and consulting services.

(3)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2024	Fiscal 2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2024 and 2023 were $285,509 and $334,750, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedules of Investments

Included in Item 1.

Item 7. Reserved.

Item 8. Reserved.

Item 9. Reserved.

Item 10. Reserved.

Item 11. Reserved.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Catholic Values Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President and Chief Executive Officer

Date: May 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President and Chief Executive Officer

Date: May 9, 2024

By:	/s/ Glenn R. Kurdziel
Glenn R. Kurdziel
Controller and Chief Financial Officer

Date: May 9, 2024